                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

Filed by the registrant [X]

Filed by a party other than the registrant [ ]

Check the appropriate box:

     [ ] Preliminary proxy statement        [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

     [X] Definitive proxy statement

     [ ] Definitive additional materials

     [ ] Soliciting material pursuant to Rule 14a-12

                               PACTIV CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                               PACTIV CORPORATION
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

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     (2) Form, schedule or registration statement no.:

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     (3) Filing party:

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     (4) Date filed:

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

PACTIV CORPORATION
1900 WEST FIELD COURT
LAKE FOREST, ILLINOIS 60045
(847) 482-2000                        [PACTIV ADVANCED PACKAGING SOLUTIONS LOGO]

                                                                   April 2, 2002

To the Shareholders of Pactiv Corporation:

     The Annual Meeting of Shareholders of Pactiv Corporation will be held Friday, May 17, 2002, at 10:30 a.m., local time, at the Renaissance Chicago North Shore Hotel, 933 Skokie Blvd., Northbrook, Illinois 60062. A notice of the meeting, a proxy card, a proxy statement containing information about the matters to be acted upon at the meeting, and a copy of the Company's Annual Report are enclosed.

     Holders of common stock are entitled to vote at the Annual Meeting on the basis of one vote for each share held.

     I urge each shareholder who cannot attend the Annual Meeting to please assist us in preparing for the meeting by either completing, executing, and returning your proxy card promptly or using our telephonic or Internet voting procedures.

                                        Very truly yours,

                                        /s/ Richard L. Wambold
                                        RICHARD L. WAMBOLD
                                        Chairman and Chief
                                        Executive Officer

PACTIV CORPORATION
1900 WEST FIELD COURT
LAKE FOREST, ILLINOIS 60045
(847) 482-2000                        [PACTIV ADVANCED PACKAGING SOLUTIONS LOGO]

                                   NOTICE OF
                         ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 17, 2002

     The Annual Meeting of Shareholders of Pactiv Corporation will be held at the Renaissance Chicago North Shore Hotel, 933 Skokie Blvd., Northbrook, Illinois 60062, Friday, May 17, 2002, at 10:30 a.m., local time.

     The purposes of the meeting are:

     1. To elect seven directors for a term to expire at the 2003 Annual Meeting of Shareholders;

     2. To ratify the appointment of Ernst & Young LLP as independent public accountants for the year 2002;

     3. To approve the 2002 Incentive Compensation Plan; and

     4. To act upon such other matters as may be properly brought before the meeting or any adjournment or postponement thereof.

     The Board of Directors knows of no other matters at this time that may be brought before the meeting. Holders of common stock of record at the close of business on March 20, 2002, are entitled to vote at the meeting. A list of these shareholders will be available for inspection for 10 days preceding the meeting at the corporate headquarters of the Company, 1900 West Field Court, Lake Forest, Illinois, 60045, and at the Renaissance Chicago North Shore Hotel, and will also be available for inspection at the Annual Meeting of Shareholders.

     Each shareholder who does not expect to attend the meeting is urged to either complete, date, and sign the enclosed proxy card and return it to the Company in the enclosed envelope, which requires no postage if mailed in the United States, or use our telephonic or Internet voting procedures, which are described on the proxy card.

                                           By Order of the Board of Directors

                                                    KARL A. STEWART
                                                       Secretary
April 2, 2002

PACTIV CORPORATION
1900 WEST FIELD COURT
LAKE FOREST, ILLINOIS 60045
(847) 482-2000                        [PACTIV ADVANCED PACKAGING SOLUTIONS LOGO]

                                                                   April 2, 2002

                                PROXY STATEMENT

     This proxy statement is furnished in connection with the solicitation on behalf of the Board of Directors of Pactiv Corporation, a Delaware corporation (the "Company"), of proxies to be voted at the Company's Annual Meeting of Shareholders on May 17, 2002, or any adjournment or postponement thereof, for the purposes set forth in the accompanying notice of the meeting. Holders of common stock of record at the close of business on March 20, 2002, will be entitled to vote at the Annual Meeting. Each share is entitled to one vote. Shares represented by proxies will be voted at the Annual Meeting. At March 20, 2002, there were 162,965,516 shares of common stock outstanding and entitled to vote (of which 159,765,516 are shares outstanding for financial reporting purposes and 3,200,000 are shares not considered outstanding for financial accounting purposes because they are held in a grantor trust to ensure payments under the Company's Supplemental Executive Retirement Plan and Deferred Compensation Plan). This proxy statement, the accompanying notice of Annual Meeting of Shareholders, and the proxy card are first being mailed or delivered to shareholders on or about April 2, 2002.

     The Company was formerly known as Tenneco Packaging Inc., and was a wholly-owned subsidiary of Tenneco Inc. that was spun-off to the shareholders of Tenneco Inc. on November 4, 1999. Unless the context otherwise requires, references to or information regarding the "Company," for periods prior to the spin-off, refer to the packaging businesses of Tenneco Inc., and for periods after the spin-off refer to Pactiv Corporation.

                             ELECTION OF DIRECTORS
                                    (ITEM 1)

     The following seven nominees, each of whom currently serves as a director of the Company, are proposed to be elected at this Annual Meeting to serve for an annual term that will expire at the 2003 Annual Meeting of Shareholders and until their successors are elected and qualified.

     The persons named as proxy voters in the accompanying proxy, or their substitutes, will vote for these nominees for directors, each of whom has been designated as such by the Board of Directors. If, for any reason not presently known, any of the nominees is not available for election, another person or other persons who may be nominated by the Board of Directors will be voted for at the discretion of the proxy voters. Provided a quorum is present in person or by proxy, directors are elected by a vote of a plurality of the shares voted.

     YOU MAY VOTE FOR OR WITHHOLD YOUR VOTE FROM THE DIRECTOR NOMINEES. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR ALL OF THE NOMINEES LISTED BELOW.

     Brief statements concerning each nominee including age (at April 1, 2002), principal occupation, employment during the past five years, year in which first elected a director, and other information appear below.

                NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS
                FOR TERM EXPIRING AT THE 2003 ANNUAL MEETING OF
                                  SHAREHOLDERS

                                Larry D. Brady has been Chairman, Chief Executive Officer,
[LARRY BRADY PHOTO]             President and Chief Operating Officer, and a director of
                                UNOVA, Inc., an industrial technologies company, since July
                                2001, September 2000, August 1999, and September 1999,
                                respectively. From 1993 to June 1999, Mr. Brady was
                                President of FMC Corporation, a producer of chemicals and
                                machinery for industry, agriculture, and government. Mr.
                                Brady is 59 years old, has been a director of the Company
                                since November 1999, and is Chairman of the
                                Compensation/Nominating/Governance Committee and a member of the Three-year Independent Director Evaluation Committee.
--------------------------------------------------------------------------------------------
                                Robert J. Darnall retired as Chairman of Prime Advantage
[ROBERT DARNALL PHOTO]          Corporation, a supplier of strategic sourcing services and logistics management for industrial manufacturers, in
                                January 2002, having held such position since early 2000.
                                Prior to that, Mr. Darnall was President and Chief Executive
                                Officer of Ispat North America, Inc., from 1998, when Ispat
                                North America, Inc. acquired Inland Steel Company from
                                Inland Steel Industries, Inc., until early 2000. Prior to
                                such acquisition, Mr. Darnall held various positions at
                                Inland Steel Company over a 36-year career, including
                                serving as Chairman and Chief Executive Officer of Inland
                                Steel Industries, Inc., from 1992 to 1998, and as President and a director of Inland Steel Company from 1986 until 1998.
                                Mr. Darnall is also a director of Cummins, Inc., Household
                                International, Inc., Sunoco, Inc., United States Steel
                                Corporation, and the Federal Reserve Bank of Chicago. Mr.
                                Darnall is 64 years old, has been a director of the Company since March 2000, and is a member of the
                                Compensation/Nominating/ Governance Committee.
--------------------------------------------------------------------------------------------
[MARY HENDERSON PHOTO]          Mary R. (Nina) Henderson was Corporate Vice President,
                                Global Core Business Development for Bestfoods, Inc. from
                                1999 until December 2000. She previously served as President of Bestfoods Grocery from 1997 to 1999, and President of
                                Bestfoods Specialty Markets from 1993 to 1997. During 2001,
                                Ms. Henderson served as a consultant to J.P. Morgan
                                Partners, LLC. She is also a director of AXA Financials,
                                Inc., Hunt Corporation, and The "Shell" Transport and
                                Trading Company, p.l.c. Ms. Henderson is 51 years old, has been a director of the Company since January 2000, and is a member of the Audit Committee.
--------------------------------------------------------------------------------------------

                                Roger B. Porter is the IBM Professor of Business and
[ROGER PORTER PHOTO]            Government at Harvard University. Mr. Porter has served on the faculty at Harvard University since 1977. Mr. Porter
                                also held senior economic policy positions in the Ford,
                                Reagan and George H.W. Bush White Houses, serving as special assistant to the President and executive secretary of the
                                Economic Policy Board from 1974 to 1977, as deputy assistant to the President and director of the White House Office of
                                Policy Development from 1981 to 1985, and as assistant to
                                the President for economic and domestic policy from 1989 to
                                1993. Mr. Porter is also a director of National Life
                                Insurance Company, Tenneco Automotive Inc. and Zions
                                Bancorporation. Mr. Porter is 55 years old, has been a
                                director of the Company since November 1999, and is Chairman of the Audit Committee and a member of the Three-year
                                Independent Director Evaluation Committee.
--------------------------------------------------------------------------------------------
                                Paul T. Stecko is the Chairman and Chief Executive Officer
[PAUL STECKO PHOTO]             of Packaging Corporation of America, the corporation formed to acquire the Company's containerboard business in April
                                1999. From November 1998 to April 1999, Mr. Stecko served as
                                President and Chief Operating Officer of Tenneco Inc. From
                                January 1997 to November 1998, Mr. Stecko served as Chief
                                Operating Officer of Tenneco Inc. From December 1993 through
                                January 1997, Mr. Stecko served as Chief Executive Officer of the Company. He is also a director of State Farm Mutual
                                Insurance Company, Tenneco Automotive Inc., and Packaging
                                Corporation of America. Mr. Stecko is 57 years old, has been a director of the Company since November 1999, and is a
                                member of the Audit Committee, the
                                Compensation/Nominating/Governance Committee and Chairman of
                                the Three-year Independent Director Evaluation Committee.
--------------------------------------------------------------------------------------------
                                Richard L. Wambold has been Chairman of the Company since
[RICHARD WAMBOLD PHOTO]         March 2000, and has been Chief Executive Officer and
                                President of the Company since its spin-off in November
                                1999, and since June 1999, respectively. From June 1997 to
                                May 1999, Mr. Wambold was Executive Vice President and
                                General Manager of the Company's specialty packaging and
                                consumer products units and prior to June 1997 he served as
                                Vice President and General Manager of such units. Mr.
                                Wambold is 50 years old and has been a director of the
                                Company since June 1999.
--------------------------------------------------------------------------------------------
                                Norman H. Wesley has been the Chairman and Chief Executive
[NORMAN WESLEY PHOTO]           Officer of Fortune Brands, Inc., a consumer products
                                company, since December, 1999. He was President and Chief
                                Operating Officer of Fortune Brands, Inc. during 1999, and
                                Chairman of the Board and Chief Executive Officer of Fortune
                                Brands Home & Office, Inc. (home and office products) from
                                1997 to 1999. Mr. Wesley is a director of Fortune Brands,
                                Inc. and R.R. Donnelley & Sons Company. Mr. Wesley is 52
                                years old, and has been a director of the Company since
                                December 2001.

THE BOARD OF DIRECTORS

     The Board of Directors of the Company currently consists of seven members. Six members of the Board are not officers of the Company (the "Outside Directors"), and one member of the Board is an officer of the Company (the "Inside Director"). The Board of Directors believes that the Company's ratio of Outside Directors to Inside Directors represents a commitment to the independence of the Board, and a focus on matters of importance to its shareholders. The three standing Committees of the Board of Directors are each comprised solely of Outside Directors. In addition, on an ad hoc basis, the Board may designate from time to time an Outside Director as the "lead" director with respect to special matters or discussions affecting the Company.

     The Board of Directors held seven meetings in 2001. Each director attended more than 75% of the aggregate of all meetings of the Board of Directors and all meetings of the committees of the Board on which the director served.

     The Board of Directors has three standing committees which have the following described responsibilities and authority.

     COMPENSATION/NOMINATING/GOVERNANCE COMMITTEE

     The Compensation/Nominating/Governance Committee has significant corporate governance and compensation responsibilities, among other things, to: (i) establish the salary rate of officers and employees of the Company and its subsidiaries; (ii) examine periodically the compensation structure of the Company; (iii) supervise the welfare and pension plans and compensation plans of the Company; (iv) review and determine the desirable balance of experience, qualifications and expertise among members of the Board; (v) review possible candidates for membership on the Board of Directors and recommend a slate of nominees for election as directors at the Company's Annual Meeting of Shareholders; (vi) review the function and composition of the other committees of the Board of Directors and recommend membership on such committees; and (vii) review the qualifications and recommend candidates for election as officers of the Company. The Compensation/Nominating/Governance Committee held six meetings in 2001.

     THREE-YEAR INDEPENDENT DIRECTOR EVALUATION COMMITTEE

     The Three-year Independent Director Evaluation Committee has the responsibility, among other things, to review the Company's Qualified Offer Plan Rights Agreement (adopted in November 1999) at least every three years and, if it deems it appropriate, recommend that the full Board modify or terminate such Plan. The Three-year Independent Director Evaluation Committee held no meetings in 2001.

     AUDIT COMMITTEE

     The Audit Committee operates under a written charter adopted by the Board of Directors. The Audit Committee reviews and reassesses the adequacy of the Audit Committee charter annually. The charter, which reflects the standards set forth in the Securities and Exchange Commission regulations and the New York Stock Exchange rules, identifies the Audit Committee's primary duties and responsibilities as follows:

     - Monitoring the integrity of the Company's financial reporting processes and systems of internal controls related to the finance, accounting, adherence to the corporate code of conduct, and legal and regulatory compliance.

     - Monitoring the independence and performance of the Company's independent auditors and internal auditing program.

     - Providing an avenue of communication among the independent auditors, management, the internal auditors and the Board of Directors.

     In fulfilling these responsibilities, the Audit Committee, among other things, (i) recommends the selection of the Company's independent public accountants; (ii) reviews and approves the scope of the independent public accountants' audit activity and the extent of non-audit services; (iii) reviews with management and the independent public accountants the adequacy of the Company's basic accounting system and the effectiveness of the Company's internal audit plan and activities; (iv) reviews with management and the independent public accountants the Company's certified financial statements and exercises general oversight of the Company's financial reporting process; and
(v) reviews with the Company litigation and other legal matters that may affect the Company's financial condition and monitors compliance with the Company's business ethics and other policies.

     The Audit Committee held four meetings in 2001. The Audit Committee is comprised solely of Outside Directors, each of whom meets the independence standards established by the New York Stock Exchange, except for Mr. Stecko, who is not deemed independent under such standards because within the last three years (until April 1999) he was an executive officer of the former parent of the Company, Tenneco Inc. Additionally, Mr. Stecko is an executive officer of Packaging Corporation of America, the Company's former containerboard business, which is a supplier of certain products to the Company. The Board of Directors has determined that such relationships will not interfere with Mr. Stecko's exercise of independent judgment and that his participation in the Audit Committee is in the best interests of the Company and its shareholders because of his depth of knowledge of the Company's industry and business, and his overall financial acumen. In making this determination, the Board considered, among other matters, the nature and relative size of the business relationship between the Company and Packaging Corporation of America.

     AUDIT COMMITTEE REPORT

     In performing its duties, the Audit Committee reviewed and discussed the audited financial statements contained in the 2001 Annual Report on Form 10-K with the Company's management. The Audit Committee also met privately with the Company's independent auditor for the year 2001, Arthur Andersen LLP, and discussed issues deemed significant by Arthur Andersen LLP, including those matters required to be discussed by Statements on Auditing Standard No. 61 (Codification of Statements on Auditing Standards, AU sec. 380), as amended. In addition, the Audit Committee discussed with Arthur Andersen LLP its independence from the Company and its management, and has received the written disclosures and the letter from Arthur Andersen LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees).

     Taking all of these reviews and discussions into account, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2001, for filing with the Securities and Exchange Commission.

     For the year 2002, the Audit Committee recommended to the Board, and the Board has appointed, Ernst & Young LLP as the independent public accountants for the Company. Previously, Arthur Andersen LLP had been the independent public accountants for the Company. This decision to change independent public accountants was not the result of dissatisfaction with Arthur Andersen LLP, but reflected the Audit Committee's view that changing independent public accountants was in the Company's best interest given recent events involving other companies and the resulting uncertainty involving Arthur Andersen LLP. This decision was made following interviews with several accounting firms, including Arthur Andersen LLP, and consideration of numerous alternatives. The Board of Directors' appointment of Ernst & Young LLP as the Company's independent public accountants for the year 2002 is being submitted to the Company's shareholders for ratification.

     The Audit Committee with management continues to re-examine the issue of how and to what extent the external audit and non-audit functions should be separated, and has interviewed several accounting firms, including Arthur Andersen LLP, with respect to this matter. Following such discussions, the Audit Committee has approved the Company's recommendation to select
PricewaterhouseCoopers LLP as the

Company's internal auditor for 2002. The Audit Committee will continue to examine the provision of non-audit services by its auditors, and will recommend a separation of functions where it believes such separation is appropriate. In doing so, the Audit Committee will consider the views of the Company's management as to a particular firm's suitability for the particular task, cost, knowledge of the Company's operations, other relationships with the Company, and such other factors and qualifications as the Company's management may deem appropriate. The Audit Committee must review and approve the extent of non-audit services to be provided by Ernst & Young LLP and the fees for such services, which review and approval allows the Audit Committee to verify that such non-audit engagement is consistent with maintaining Ernst & Young LLP's independence.

     Respectfully submitted by the members of the Audit Committee of the Board:
     Roger B. Porter, Committee Chairman
     Paul T. Stecko
     Mary R. Henderson

MANAGEMENT STOCK OWNERSHIP

     The following table sets forth, at February 28, 2002, the number of shares of common stock and Common Stock Equivalents of the Company beneficially owned by: (i) each director or nominee for director; (ii) each of the executive officers named in the Summary Compensation Table below; and (iii) all executive officers, directors, and nominees for director as a group.

                                                        SHARES
                                                       OF COMMON     COMMON STOCK
                                                      STOCK OWNED    EQUIVALENTS     TOTAL SHARES AND
                    DIRECTORS                           (1)(2)           (3)           EQUIVALENTS
                    ---------                         -----------    ------------    ----------------
Larry D. Brady....................................        12,423        10,530             22,953
Robert J. Darnall.................................        11,000         7,612             18,612
Mary R. (Nina) Henderson..........................         6,000         7,425             13,425
Roger B. Porter...................................        11,279        10,530             21,809
Paul T. Stecko....................................        31,616         7,647             39,263
Richard L. Wambold................................       387,714        93,396            481,110
Norman H. Wesley..................................         1,000         1,282              2,282
                EXECUTIVE OFFICERS
                ------------------
Andrew A. Campbell................................       166,544        51,867            218,411
Peter J. Lazaredes................................       114,595        23,601            138,196
James D. Morris...................................       116,528        64,742            181,270
John N. Schwab....................................        73,219        24,907             98,126
All executive officers and directors or nominees
  as a group (13 individuals)(4)(5)...............     1,057,611       367,228          1,424,839

------------
(1) Each director or nominee and executive officer has sole voting and investment power over the shares set forth in this column, except (i) restricted shares, which may be voted by the holder thereof but cannot be transferred unless the conditions, including continued employment, set forth in the award agreement for such shares have been satisfied; (ii) shares held in the Thrift Plan are held of record by the trustee of such plan, and are voted by the trustee in accordance with instructions received from participants in the plan, and may be transferred by the beneficiary only in accordance with the terms of the plan; and (iii) shares that such persons have the right to acquire pursuant to options as described in note (2) below cannot be voted or transferred until acquired.

(2) Includes (i) 30,238 restricted shares held by Mr. Wambold under the Company's Stock Ownership Plan; (ii) shares that are subject to options which are exercisable at February 28, 2002, or within 60 days of said date, as follows: Mr. Brady (8,266); Mr. Darnall (6,000); Ms. Henderson (6,000); Mr. Porter (7,132); Mr. Stecko (6,000); Mr. Wambold (238,334); Mr. Campbell (33,334); Mr. Lazaredes (56,542); Mr. Morris (90,622); and Mr. Schwab (47,251); and (iii) shares held by the named individuals in the Thrift Plan, as follows: Mr. Stecko (754 shares); Mr. Wambold (45,030 shares); Mr. Campbell (1,451 shares); Mr. Lazaredes (6,137 shares); Mr. Morris (5,962 shares); and Mr. Schwab (3,359 shares).

(3) Common Stock Equivalents are rights to shares of common stock under the Company's Deferred Compensation Plan that are distributed in shares of common stock or cash payments, in either case, in an amount based on the performance of the Company's common stock over the applicable period (including the premium received, as described in note 7(c) to the Summary Compensation Table). Under the Deferred Compensation Plan, the shares or cash amounts are distributed after a director ceases to serve as a director of the Company, upon the termination of an employee's employment with the Company, or on the distribution date elected under the Deferred Compensation Plan. Common Stock Equivalents do not have voting rights. Common Stock Equivalents do not include performance share units described in the Summary Compensation Table.

(4) Less than one percent of the outstanding shares of the Company's common stock.

(5) Includes 597,736 shares that are subject to options that are exercisable within 60 days of February 28, 2002 by all executive officers and directors and nominees of the Company as a group, and 30,238 restricted shares that are held under the Company's Stock Ownership Plan for all executive officers and directors and nominees as a group.

EXECUTIVE COMPENSATION

     The following table sets forth the remuneration paid by the Company: (i) to the Chief Executive Officer; and (ii) to each of the four most highly compensated executive officers of the Company, other than the Chief Executive Officer.

                           SUMMARY COMPENSATION TABLE

                                        ANNUAL COMPENSATION                    LONG-TERM COMPENSATION
                              ---------------------------------------   -------------------------------------
                                                                                 AWARDS             PAYOUTS
                                                                        ------------------------   ----------
                                                              OTHER                                LONG-TERM
                                                             ANNUAL     RESTRICTED                 INCENTIVE    ALL OTHER
                                                             COMPEN-      STOCK                       PLAN       COMPEN-
NAME AND PRINCIPAL POSITION   YEAR   SALARY(1)   BONUS(2)   SATION(3)   AWARDS(4)    OPTIONS(5)    PAYOUTS(6)   SATION (7)
---------------------------   ----   ---------   --------   ---------   ----------   ----------    ----------   ----------
Richard L. Wambold..........  2001   $767,100    $800,000    $40,000     $786,911      275,000            --     $ 92,341
Chairman, President and       2000   $637,500    $725,000    $40,000     $247,600      250,000            --     $116,625
  Chief
  Executive Officer           1999   $452,501    $350,000    $65,450     $397,025      700,000      $295,405     $ 11,386

Andrew A. Campbell (8)......  2001   $346,808    $315,000    $30,000     $370,975      110,000            --     $ 69,902
Senior Vice President and     2000   $325,008    $295,000    $30,000     $123,800      100,000            --     $ 61,260
  Chief Financial Officer     1999   $ 81,252    $100,000    $30,000           --      300,000            --           --

Peter J. Lazaredes..........  2001   $335,117    $300,000    $30,000     $247,311      110,000            --     $ 53,450
Senior Vice President and     2000   $309,901    $235,000    $30,000     $ 82,537       85,000            --     $ 32,806
  General Manager -- Food/    1999   $232,164    $126,000    $23,015           --      200,000      $ 36,025     $ 12,364
  Foodservice

James D. Morris.............  2001   $335,117    $190,000    $30,000     $247,311      110,000            --     $ 14,148
Senior Vice President and     2000   $309,901    $205,000    $30,000     $ 82,537       85,000            --     $ 54,719
  General Manager --          1999   $237,426    $126,000    $28,100           --      200,000      $129,690     $ 13,594
  Protective and Flexible
  Packaging

John N. Schwab..............  2001   $302,998    $220,000    $20,000     $191,097      110,000            --     $ 32,895
Senior Vice President and     2000   $279,479    $200,000    $20,000     $ 57,777      135,000            --     $ 28,167
  General Manager --          1999   $245,723    $ 70,000    $25,490           --       60,000      $ 87,901     $  8,343
  Consumer Products

------------
(1) Includes base salary plus amounts paid in lieu of matching contributions to the Pactiv Corporation 401(k) Savings and Investment Plan (the "Thrift Plan").

(2) The named individuals elected to defer all or a portion of their 2001 bonuses pursuant to the Company's Deferred Compensation Plan for investment in the Pactiv Common Stock Index Account. Under the Deferred Compensation Plan, participants who elect to invest in the Pactiv Common Stock Index Account receive one additional Common Stock Equivalent for each five Common Stock Equivalents purchased, provided all such Equivalents are retained for three years. The number of Common Stock Equivalents acquired by the named individuals pursuant to such bonus deferral is as follows: Mr. Wambold:
    28,402; Mr. Campbell: 22,367; Mr. Lazaredes: 14,201; and Mr. Schwab: 7,811.

(3) Includes amounts attributable to (a) perquisite allowances and (b) for 1999, amounts paid as dividend equivalents on performance share equivalent units on Tenneco Inc. common stock, as follows: During 2001: perquisite allowances of $40,000 for Mr. Wambold and $30,000 for each of Messrs. Campbell, Lazaredes and Morris, and $20,000 for Mr. Schwab. During 2000: perquisite allowances of $40,000 for Mr. Wambold and $30,000 for each of Messrs. Campbell, Lazaredes, and Morris, and $20,000 for Mr. Schwab. During 1999:
    $47,000 perquisite allowance and $18,450 in dividend equivalents for Mr. Wambold; $30,000 perquisite allowance for Mr. Campbell; $12,000

                                             (Notes continued on following page)
    perquisite allowance and $2,250 in dividend equivalents for Mr. Lazaredes; $20,000 perquisite allowance and $8,100 in dividend equivalents for Mr. Morris; and $20,000 perquisite allowance and $5,490 in dividend equivalents for Mr. Schwab.

(4) For 2000 and 2001, represents the dollar value of the performance share units for which the performance criteria were satisfied in such year. Performance share units are granted under the Company's Stock Ownership Plan, are earned in amounts between 0% and 200% of the target amount for each year based upon the Company's performance against a value model that requires improvement in both earnings per share and the return on capital employed for that year, vest three years from the date of the award, and can be paid in stock or cash. The dollar values shown are calculated by multiplying the closing market price of the Company's common stock on December 31, 2000, and December 31, 2001, respectively, by the number of performance share units earned during such year. For 1999, represents the dollar value of grants of restricted stock made pursuant to the Company's Stock Ownership Plan, calculated by multiplying the closing market price of the Company's common stock on the date of the grant by the number of shares of restricted stock awarded. Restricted stock and performance share units would be entitled to receive dividends or dividend equivalents, respectively, if declared and paid on the Company's common stock. The total number of earned performance share units and shares of restricted stock held by the above individuals and the value (as of December 31, 2001, based on the closing market price of the Company's common stock on December 31, 2001) of such holdings is as follows: Mr. Wambold: 64,333 performance share units and 30,238 shares of restricted stock ($1,678,635); Mr. Campbell: 30,900 performance share units ($548,475); Mr. Lazaredes: 20,600 performance share units ($365,650); Mr. Morris: 20,600 performance share units ($365,650); and Mr. Schwab: 15,433 performance share units ($273,936).

(5) For 1999, the number of options does not include options previously granted by Tenneco Inc. (the former parent of the Company) to the named individuals. Such options were replaced at the spin-off by options to purchase shares of the Company's common stock.

(6) For 1999, the amounts attributed to long-term incentive plan payouts represent the value of Common Stock Equivalents for Tenneco Inc. that were vested and distributed as shares of Tenneco Inc. common stock on October 28, 1999, pursuant to the spin-off. The value stated is the average of the high and low trading prices of a share of Tenneco Inc. common stock on October 28, 1999, the date the performance restrictions were removed. Messrs. Wambold, Lazaredes, Morris, and Schwab received 20,500, 2,500, 9,000, and 6,100 shares of Tenneco Inc. common stock, respectively (of such amount, certain shares were retained in satisfaction of tax obligations and the remainder of such shares were issued to the named individual).

(7) Includes amounts attributable during 2001 to benefit plans of the Company as follows:

     (a) The Company contributed $10,500 to the accounts of each of Messrs. Wambold, Lazaredes and Morris; $4,533 to the account of Mr. Campbell; and $6,563 to the account of Mr. Schwab pursuant to the Thrift Plan.

     (b) The dollar values paid by the Company for insurance premiums under the Company's group life insurance plan for Messrs. Wambold, Campbell, Lazaredes, Morris, and Schwab, were $1,841, $2,369, $2,950, $3,648, and $4,332, respectively.

     (c) Under the Pactiv Corporation Deferred Compensation Plan, participants who elect to invest in the Pactiv Common Stock Index Account receive a premium of one additional Common Stock Equivalent for each five Common Stock Equivalents purchased. The value of such additional Common Stock Equivalents for Messrs. Wambold, Campbell, Lazaredes, and Schwab were $80,000, $63,000, $40,000, and $22,000, respectively.

(8) Mr. Campbell joined the Company in October 1999.

                            OPTIONS GRANTED IN 2001

     The following table shows the number of options to purchase common stock that were granted by the Company during 2001 to the persons named in the Summary Compensation Table above.

                                                      PERCENT OF
                                   SHARES OF         TOTAL OPTIONS
                                  COMMON STOCK        GRANTED TO                                   GRANT DATE
                               UNDERLYING OPTIONS      EMPLOYEES       EXERCISE      EXPIRATION     PRESENT
                                   GRANTED(#)         IN 2001(%)      PRICE($)(1)       DATE        VALUE(2)
                               ------------------    -------------    -----------    ----------    ----------
Richard L. Wambold.........         137,500              11.85           15.08        09/19/11     $  860,750
                                    137,500                              17.74        12/06/11     $1,020,250
Andrew A. Campbell.........          55,000               4.75           15.08        09/19/11     $  344,300
                                     55,000                              17.74        12/06/11     $  408,100
James D. Morris............          55,000               4.75           15.08        09/19/11     $  344,300
                                     55,000                              17.74        12/06/11     $  408,100
Peter J. Lazaredes.........          55,000               4.75           15.08        09/19/11     $  344,300
                                     55,000                              17.74        12/06/11     $  408,100
John N. Schwab.............          55,000               4.75           15.08        12/06/11     $  344,300
                                     55,000                              17.74        09/19/11     $  408,100

------------
(1) All options were granted with exercise prices equal to 100% of the fair market value (the average of the high and the low trading price) of a share of Company common stock on the date of grant.

(2) Reflects Black-Scholes valuation that was performed using the following assumptions: (i) for options expiring on 9/19/11, 40.65% volatility, 3.90% risk-free interest rate, 0% expected dividend rate and 5-year option life, and (ii) for options expiring on 12/06/11, 39.40% volatility, 4.38% risk-free interest rate, 0% expected dividend rate and 5-year option life.

                        OPTIONS AT YEAR-END 2001 VALUES

     The following table sets forth the number of stock options held at December 31, 2001 by the persons named in the Summary Compensation Table. No options to acquire shares of the Company's common stock were exercised by such persons during 2001.

                                          TOTAL NO. OF UNEXERCISED       VALUE OF UNEXERCISED IN-THE-MONEY
                                              OPTIONS HELD AT                       OPTIONS AT
                                             DECEMBER 31, 2001                   DECEMBER 31, 2001
                                       ------------------------------    ---------------------------------
                                       EXERCISABLE    NON-EXERCISABLE       EXERCISABLE/NON-EXERCISABLE
                                       -----------    ---------------       ---------------------------
Richard L. Wambold.................      238,334         1,141,666              $491,671/$4,258,579
Andrew A. Campbell.................       33,334           476,666              $196,671/$1,787,029
Peter J. Lazaredes.................       48,991           374,217              $167,171/$1,310,029
James D. Morris....................       90,622           366,666              $167,171/$1,310,029
John N. Schwab.....................       47,251           280,000              $147,500/$  936,300

                               PENSION PLAN TABLE

     The following table sets forth the aggregate estimated annual benefits payable upon normal retirement pursuant to the Company's Retirement Plan and Supplemental Executive Retirement Plan to persons in specified remuneration and years-of-credited-participation classifications.

                               YEARS OF CREDITED PARTICIPATION
   ANNUAL      ---------------------------------------------------------------
REMUNERATION      5          10         15         20         25         30
------------   --------      --         --         --         --         --
 $  500,000    $ 39,285   $ 78,571   $117,857   $157,142   $196,428   $235,714
 $  550,000    $ 43,214   $ 86,428   $129,642   $172,857   $216,071   $259,285
 $  600,000    $ 47,142   $ 94,285   $141,428   $188,571   $235,714   $282,857
 $  650,000    $ 51,071   $102,142   $153,214   $204,285   $255,357   $306,428
 $  700,000    $ 55,000   $110,000   $165,000   $220,000   $275,000   $330,000
 $  750,000    $ 58,928   $117,857   $176,785   $235,714   $294,642   $353,571
 $  800,000    $ 62,857   $125,714   $188,571   $251,428   $314,285   $377,142
 $  850,000    $ 66,785   $133,571   $200,357   $267,142   $333,928   $400,714
 $  900,000    $ 70,714   $141,428   $212,142   $282,857   $353,571   $424,285
 $  950,000    $ 74,642   $149,285   $223,928   $298,571   $373,214   $447,857
 $1,000,000    $ 78,571   $157,142   $235,714   $314,285   $392,857   $471,428
 $1,050,000    $ 82,500   $165,000   $247,500   $330,000   $412,500   $495,000
 $1,100,000    $ 86,428   $172,857   $259,285   $345,714   $432,142   $518,571
 $1,150,000    $ 90,357   $180,714   $271,071   $361,428   $451,785   $542,142
 $1,200,000    $ 94,285   $188,571   $282,857   $377,142   $471,428   $565,714
 $1,250,000    $ 98,214   $196,428   $294,642   $392,857   $491,071   $589,285
 $1,300,000    $102,142   $204,285   $306,428   $408,571   $510,714   $612,857
 $1,350,000    $106,071   $212,142   $318,214   $424,285   $530,357   $636,428
 $1,400,000    $110,000   $220,000   $330,000   $440,000   $550,000   $660,000
 $1,450,000    $113,928   $227,857   $341,785   $455,714   $569,642   $683,571
 $1,500,000    $117,857   $235,714   $353,571   $471,428   $589,285   $707,142
 $1,550,000    $121,785   $243,571   $365,357   $487,142   $608,928   $730,714
 $1,600,000    $125,714   $251,428   $377,142   $502,857   $628,571   $754,285
 $1,650,000    $129,642   $259,285   $388,928   $518,571   $648,214   $777,857
 $1,700,000    $133,571   $267,142   $400,714   $534,285   $667,857   $801,428
 $1,750,000    $137,500   $275,000   $412,500   $550,000   $687,500   $825,000
 $1,800,000    $141,428   $282,857   $424,285   $565,714   $707,142   $848,571
 $1,850,000    $145,357   $290,714   $436,071   $581,428   $726,785   $872,142
 $1,900,000    $149,285   $298,571   $447,857   $597,142   $746,428   $895,714

------------

Notes:
1. The benefits shown above are computed as a straight-life annuity and are based on years of credited participation and the employee's average compensation (salary and bonus), determined over a three-year period. The benefits are not subject to any deduction for Social Security or other offset amounts. The estimated credited years of service for Messrs. Wambold, Campbell, Lazaredes, Morris and Schwab are 23, 2, 20, 26 and 5, respectively. See the Summary Compensation Table above for salary and bonus information for these individuals.

2. Commencing at age 55 or at his separation from Pactiv, whichever is later, Mr. Wambold's benefits, at a minimum, shall be determined by multiplying his average total base compensation plus bonus, determined over a three-year period, by 25% plus 2.5% for each year service in the period commencing January 1, 1997, up to a maximum of 50%. Until he is age 55, Mr. Lazaredes' eligibility and benefits (including years of credited participation) shall be computed as though he were age 55, and until October, 2002, his final average compensation shall be based on his average salary plus bonus from October 1999 until the date of his retirement.

COMPENSATION OF DIRECTORS

     FEE STRUCTURE. Each Outside Director is paid a retainer fee of $35,000 per year for service on the Board of Directors, of which a minimum of 60% ($21,000) is paid in the form of stock-settled Common Stock Equivalents, as described below, and a maximum of 40% ($14,000) is paid in cash or, at the election of the director, credited to a deferred account as described below. Outside Directors receive $1,000 for each meeting of the Board of Directors attended. Each Outside Director who serves as a Chairman of the Audit or Compensation/Nominating/Governance Committees is paid a fee of $9,000 per chairmanship, and Outside Directors who serve as members of such committees are paid $6,000 per committee membership. Members of the Three-year Independent Director Evaluation Committee receive $1,000 for each meeting of that committee attended. Outside Directors also receive reimbursement of their expenses for attending meetings of the Board of Directors and Committee meetings.

     COMMON STOCK EQUIVALENTS/OPTIONS. For 2001, in payment of 60% of the retainer fee, Outside Directors received in total approximately 1,750 Common Stock Equivalents. Common Stock Equivalents are payable in shares of the Company's common stock after an Outside Director ceases to serve as a director of the Company. Final distribution of such shares may be made either in a lump sum or in installments over a period of years. The Common Stock Equivalents are issued at 100% of the fair market value on the date of the grant. Each Outside Director also receives an annual grant of options to purchase 6,000 shares of the Company's common stock as additional incentive compensation for service on the Board of Directors. These options are granted at 100% of fair market value on the day the option is granted with a term of ten years and fully vest six months from the grant date. Once vested, these options are exercisable at any time during the option term.

     DEFERRED COMPENSATION PLAN. Pursuant to the Company's Deferred Compensation Plan, an Outside Director may elect, prior to the commencement of the next calendar year, to have up to 40% ($14,000) of his or her retainer fee and all or a portion of his or her meeting fees credited to a deferred compensation account. Payment of deferred fees, together with interest and/or earnings, may be deferred until the earlier of: (i) the year next following the date upon which he or she ceases to be a director of the Company; or (ii) the year selected by the director for commencement of payment of the deferred amount. The plan provides Outside Directors with various investment options, which include Common Stock Equivalents which may be paid out in either cash or shares of the Company's common stock.

             COMPENSATION/NOMINATING/GOVERNANCE COMMITTEE REPORT ON
                             EXECUTIVE COMPENSATION

     The executive compensation philosophy, policies, plans, and programs of the Company are under the supervision of the Compensation/Nominating/Governance Committee (the "Committee"), which is composed of the directors named below, none of whom is an officer or employee of the Company. The Committee has furnished the following report on executive compensation.

     COMPENSATION PHILOSOPHY

     The basic philosophy underlying the Company's executive compensation policies, plans and programs is that executive and shareholder financial interests should be aligned as closely as possible, and the compensation package should be based on delivering pay commensurate with performance.

     Accordingly, the executive compensation program for the Company's Chief Executive Officer ("CEO") and the other executives named in this Proxy Statement ("Named Executives"), as well as the other executives of the Company, has been structured to:

     - Align the interests of the Company's executives and shareholders by accelerating the acquisition and retention of Company shares by senior executives.

     - Reinforce a results-oriented management culture with executive pay that varies according to overall Company and individual performance against aggressive business goals and core behavioral standards.

     - Provide an executive compensation package that attracts, retains, and motivates key executives.

     - Place greater emphasis and leverage on variable performance-based "at risk" (versus fixed) compensation as executives assume increased responsibility.

     Based on these objectives, the executive compensation program has been designed to provide compensation opportunities from base salaries, annual cash incentive awards, stock ownership opportunities, and other benefits typically offered to executives by major corporations that are similar in scope or directly compete with Pactiv in the marketplace. The Company's policy is to provide total compensation to its executives based on performance that is competitive and at market levels, for comparable companies, when financial and qualitative targets are met. In determining competitive compensation for each of the components of executive compensation described below, the Company analyzes data from several independent compensation surveys. The competitive market data used by the Committee includes the data of several of the companies comprising the Industry Peer Group on the Performance Graph that follows this report. However, the inclusion of their data is a function of their participation in the various nationally recognized compensation surveys in which the Company participates, rather than an alignment of companies in similar industry groups. Salary levels are structured within a range of reputable survey data for comparable companies without regard to the performance of the companies surveyed. The Company's compensation plans provide that as an executive's level of responsibility increases (i) a greater portion of his or her potential total compensation is based on performance (both corporate and individual), and a lesser portion is comprised of salary, causing potentially greater variability in the individual's total compensation from year-to-year, and (ii) the mix of compensation for that executive shifts to a greater portion being derived from compensation plans that result in stock ownership.

     In designing and administering the components of the executive compensation program, the Committee strives to balance short- and long-term incentive objectives and to employ prudent judgment when establishing performance criteria, evaluating performance, and determining actual incentive payments.

     Total executive compensation has two major components: annual cash compensation comprised primarily of base salary and bonus, and long-term incentives comprised of performance shares and stock options. The following is a description of each of the components of the executive compensation program along with a discussion of the decisions and action taken by the Committee with regard to 2001 compensation. Also included is a specific discussion regarding the CEO's compensation.

     ANNUAL CASH COMPENSATION PROGRAM

     An executive's annual cash compensation consists primarily of a base salary and bonuses under the Company's Executive Incentive Compensation Plan (EICP). Each year the Committee evaluates executive officers' base salaries by reviewing competitive market practices and assessing Company and individual performance. Base compensation is adjusted periodically to be consistent with the Company's compensation strategy with respect to competitive market position.

     The EICP is the short-term cash incentive component of the executive compensation program. This plan is designed to provide an added incentive to participants to align each executive's efforts to the Company's business objectives. Annual performance goals are established at the beginning of each year for purposes of determining incentive awards for that year. At the conclusion of each year, the Committee approves incentive award payments to executives based on the degree of achievement of the goals established and judgments of Company and individual performance. Using earnings per share and cash flow objectives and other performance factors including return on capital employed, working capital, innovation, customer satisfaction, quality, health and safety, and leadership, the Committee establishes a target incentive compensation fund. The Committee approves individual awards based upon management's evaluation of the individual's contribution to the overall performance of the business. Eligibility is determined by salary grade and compensation survey data. A target award is assigned to each executive salary grade, and participants may earn awards ranging from 0 to 200 percent of target based upon performance against plan. In 2001, the goals established under the EICP were exceeded, and bonuses were paid accordingly.

     LONG-TERM INCENTIVES -- STOCK AWARDS

     The Company's existing long-term stock incentive plan (the Stock Ownership
Plan) is designed to align a significant portion of executive compensation with shareholder interests. This plan permits the granting of a variety of long-term awards, including stock options, restricted stock, and performance shares. Awards are based on an analysis of competitive levels and an assessment of individual performance. As an individual's level of responsibility increases, a greater portion of variable performance-related compensation is in the form of stock.

     As described below, the Committee and the Board have adopted the 2002 Incentive Compensation Plan which is being submitted to shareholders for approval. If approved, the 2002 Incentive Compensation Plan will replace the Pactiv Corporation Stock Ownership Plan. The Committee believes that the 2002 Incentive Compensation Plan will provide the Company with the tools needed to continue to have effective long-term compensation programs and qualify payments under such programs as performance-based compensation for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code").

     In 2001, the Committee:

     - Met on September 19, 2001 to approve the stock option awards for 2001. Given the close proximity to the events of September 11, the uncertain impact on the economy and potential volatility of the stock price, it was decided that the grants would be split with one half made on September 19 and the other half at the next scheduled Committee meeting on December 6. The grants made on September 19 have an exercise price of $15.08. The December 6 options were granted with an exercise price of $17.74.

     - Approved the 2001 percentage earnout of the performance share equivalent awards based on the Company exceeding its earnings per share and return on capital employed performance goals.

     - Granted performance share equivalent awards in January for 2001 that will be earned based on the achievement of return on capital employed (ROCE) and earnings per share (EPS) goals over the three-year period beginning in 2001. In December, the Committee granted performance share equivalent awards for 2002 that will be earned based upon the achievement of ROCE and EPS goals for the period 2002 through 2004.

     CEO COMPENSATION

     The Committee approved an increase in Mr. Wambold's base salary. Factors considered in making an increase in his salary were the Company's performance since the spin-off of the Company from Tenneco Inc. and the leadership Mr. Wambold has provided to the Company. Mr. Wambold's salary had not been increased since November 5, 1999. In accordance with the performance criteria identified in the EICP, the Committee approved a 2001 annual incentive award of $800,000 for Mr. Wambold. In addition to exceeding the quantitative financial goals, the Committee also considered the performance of the Company relative to its competitors and cumulative total shareholder return. In 2001, contingent on shareholders approving the 2002 Incentive Compensation Plan, the Committee granted 275,000 stock options to Mr. Wambold. This award was made in two equal grants for the reasons discussed above. The Committee considered competitive market practice, the Company's performance and Mr. Wambold's leadership in determining the size of his option grants. Mr. Wambold was also awarded a grant of 40,000 performance share equivalents for 2001 that will be earned over the three-year period beginning on January 1, 2001 based on the achievement of the annual performance objectives discussed above. Because there was no Committee meeting scheduled for January, 2002, the Committee granted performance share equivalents in December, 2001 to the executive officers, including 45,000 to Mr. Wambold for the year 2002, that will be earned over the three-year period beginning on January 1, 2002. Mr. Wambold's performance share equivalent award earnout percentage in 2001 was the same as the other participants.

     $1 MILLION TAX LIMITATION

     The Internal Revenue Code imposes a $1 million limit on the amount that a publicly-traded corporation may deduct for compensation paid to the CEO or a Named Executive who is employed on the last day of the year. "Performance-based compensation" is excluded from this $1 million limitation. The Committee intends to employ compensation programs which provide tax savings for the Company but, when appropriate, the Committee may utilize components of certain executive compensation programs which may not be tax deductible to the Company.

     COMPENSATION/NOMINATING/GOVERNANCE COMMITTEE

    Larry D. Brady, Chairman
     Robert J. Darnall
     Paul T. Stecko

PERFORMANCE GRAPH

     The following performance graph compares the cumulative total return on the Company's common stock from October 27, 1999 (the first day on which the Company's common stock began trading on a "when issued" basis on the New York Stock Exchange), through December 31, 2001, with the cumulative total return of:
(i) the Standard & Poor's 500 Stock Index; (ii) Standard & Poor's Containers and Packaging (Paper) Index; and (iii) a Custom Composite Index comprised of an industry peer group selected by the Company that includes representative companies with which the Company competes.

Based upon an initial investment of $100 on October 27, 1999, with dividends, if any, reinvested.
[PERFORMANCE GRAPH]

                                                                                        CUSTOM COMPOSITE       S&P CONTAINERS &
                                         PACTIV CORPORATION          S&P 500                 INDEX            PACKAGING (PAPER)
                                         ------------------          -------            ----------------      -----------------
10/27/99                                        100                    100                    100                    100
12/31/99                                         87                    114                     97                    102
12/31/00                                        102                    103                     70                     97
12/31/01                                        146                     91                     87                    128

------------
1. The Custom Composite Index is comprised of the following companies:
   AptarGroup Inc., Bemis Co., Crown Cork & Seal Co. Inc., Ivex Packaging Corp., Sealed Air Corp., and Sonoco Products Co. The Company selected this group of companies in good faith based on similarities in the nature of such companies' businesses to the Company's business.

2. The stock performance shown in this graph is not necessarily indicative of future performance of the Company's common stock.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS

     The Company maintains a key executive change-in-control severance benefit plan designed to enable the Company to continue to attract, retain and motivate highly qualified employees by eliminating, to the maximum practicable extent, any concern on the part of those employees that their job or benefit entitlements will be terminated as a result of a "change-in-control" of the Company, as that term is defined in the plan. The plan provides for severance payments that are equal to three times the sum of the executive's annual base salary in effect at the date of termination of employment and the greater of the average amount of incentive compensation received by the executive over the preceding three years or the targeted annual awards under such plans. Under the plan, Messrs. Wambold, Campbell, Lazaredes, Morris, and Schwab would have been entitled to receive payments in the amount of $4,035,000, $1,740,024, $1,621,047, $1,500,048, and $1,375,023, respectively, if their positions had been terminated on December 31, 2001 following a change-in-control. In addition, restricted shares held in the name of those individuals would automatically become unrestricted, all of their performance share units would become fully vested and payable, and all of their stock options would become fully vested.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Messrs. Brady, Darnall, and Stecko are the members of the Compensation/Nominating/Governance Committee of the Board of Directors, each of whom is an Outside Director. Mr. Stecko was formerly an executive officer of the Company, and its former parent, Tenneco Inc., until April 1999. During 2001, none of the executive officers of the Company served on the board of directors or compensation committee of any entity whose officers served either on the Board of Directors of the Company or on the Compensation/Nominating/Governance Committee of the Board.

SECTION 16(a) BENEFICIAL REPORTING COMPLIANCE

     Directors and executive officers of the Company who are subject to Section 16 of the Securities Exchange Act of 1934 are required to file certain reports with the Securities and Exchange Commission regarding their ownership and changes of ownership of Pactiv equity securities. Based solely on a review of such reports, the Company believes that all of the Company's directors and executive officers timely filed all required reports in 2001, except that James
V. Faulkner, Jr., an executive officer of the Company, inadvertently failed to file a report on Form 4 relating to the purchase on behalf of a family member of 200 shares of Pactiv common stock in May 2000. Mr. Faulkner disclaims beneficial ownership of such shares, and filed a report promptly upon learning of this purchase in February 2002.

            RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS FOR 2002
                                    (ITEM 2)

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE YEAR 2002.

     Financial statements of the Company and its consolidated subsidiaries as of and for the year ended December 31, 2001, are included in the Company's Annual Report furnished to all shareholders. These financial statements were audited by Arthur Andersen LLP. Representatives of Arthur Andersen LLP are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

     Following the recommendation of the Audit Committee, on March 20, 2002, the Board of Directors selected Ernst & Young LLP as the Company's independent public accountants for the year 2002. The Board is seeking shareholder ratification of its selection of Ernst & Young LLP as the Company's independent public accountants for the year 2002. If the shareholders should not ratify the appointment of Ernst & Young LLP as the Company's independent public accountants for the year 2002, the Audit Committee and the Board of Directors would reconsider the appointment.

     In 2001, in addition to external audit services, the Company engaged Arthur Andersen LLP, the Company's independent public accountants for 2001, to provide various non-audit services to the Company, such as internal auditing and tax consulting. For 2002, the Audit Committee has approved PricewaterhouseCoopers LLP as the Company's internal auditor. The Board of Directors, together with management and the Audit Committee, will continue to examine the issue of how and to what extent the external audit and non-audit services should be separated.

     Any non-audit services to be provided by Ernst & Young LLP and the fees therefor will require review and approval by the Audit Committee. The Audit Committee approves such non-audit engagements only when it has determined that the provision of the non-audit services is consistent with maintaining Ernst & Young LLP's independence, and that Ernst & Young LLP, because of its expertise in the type of work requested and its knowledge of the Company and the Company's management and financial systems, will be able to provide such services in a high-quality, focused, timely, and cost-effective manner. In making such determinations, the Audit Committee shall consider the nature of the services to be provided, the overall size of the engagement with Ernst & Young LLP and the relative sizes of the audit and non-audit services requested, and Ernst & Young LLP's internal control procedures.

     Arthur Andersen LLP did not resign or decline to stand for re-election as the Company's independent public accountants. Rather, the determination to appoint new independent public accountants was made by the Board of Directors, based on the recommendation of the Audit Committee, for the reasons discussed in the Audit Committee Report. Arthur Andersen LLP's reports on the Company's financial statements for the years ended December 31, 2001, and December 31, 2000, did not contain an adverse opinion or a disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles. There have not been, during the Company's two most recent fiscal years or any subsequent interim period, any disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which disagreements, if not resolved to the satisfaction of Arthur Andersen LLP, would have caused Arthur Andersen LLP to make reference to the subject matter of the disagreement in connection with their report on the Company's consolidated financial statements for such years.

     AUDIT FEES

     The aggregate fees billed to the Company by Arthur Andersen LLP for professional services rendered for the audit of the Company's annual financial statements and review of the financial statements included in the Company's quarterly reports on Form 10-Q for the fiscal year 2001 were $1,436,000.

     FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION

     No fees were billed to the Company by Arthur Andersen LLP for fiscal year 2001 for financial information system design and implementation, such as (i) operating, or supervising the operation of, the Company's information systems or managing the Company's computer network, and (ii) designing or implementing financial data hardware or software systems or data management systems significant to the Company's financial statements taken as a whole.

     ALL OTHER FEES

     The aggregate fees billed for services rendered to the Company by Arthur Andersen LLP (other than those set forth above) for fiscal year 2001 were $5,100,000.

     All audit and non-audit services provided by Arthur Andersen LLP have been approved by the Audit Committee, which considered whether the provision of non-audit services was compatible with maintaining the auditor's independence.

                  APPROVAL OF 2002 INCENTIVE COMPENSATION PLAN
                                    (ITEM 3)

     THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR APPROVAL OF THE 2002 INCENTIVE COMPENSATION PLAN.

     INTRODUCTION

     On March 20, 2002, the Compensation/Nominating/Governance Committee of the Board of Directors of the Company (the "Committee") adopted the 2002 Incentive Compensation Plan (the "2002 Plan"), subject to approval of the Company's shareholders. A copy of the 2002 Plan is attached as Appendix A. The 2002 Plan is intended to replace the Company's Stock Ownership Plan (the "Predecessor Plan"). If the 2002 Plan is approved by shareholders, any shares reserved for issuance under the Predecessor Plan in excess of the number of shares as to which options, stock appreciation rights ("SARs"), or other awards that have been awarded will no longer be available for grants as of May 17, 2002, the effective date of the 2002 Plan.

     If approved, the 2002 Plan will permit the Company to grant to employees stock options, SARs, restricted stock, restricted stock units, performance units, performance shares, cash-based awards, and stock-based awards and to directors, nonqualified stock options, SARs, restricted stock, restricted stock units, cash-based awards, and stock-based awards. In addition, the 2002 Plan will permit the Company to grant annual incentives to the Company's "covered employees," as that term is defined under Section 162(m) of the Internal Revenue Code. The Committee and the Board believe that the 2002 Plan, like the Predecessor Plan, will form an important part of the Company's overall compensation program. The 2002 Plan will support the Company's ongoing efforts in attracting and retaining people of outstanding training, experience, and ability and will give the Company the ability to provide those employees and directors with incentives that are directly linked to the profitability of the Company's businesses and increases in shareholder value.

     The following general description of certain features of the 2002 Plan is qualified in its entirety by reference to the provisions of the 2002 Plan set forth in Appendix A. Unless otherwise indicated, terms used in this summary shall have the meanings set forth in the 2002 Plan.

     ELIGIBILITY AND LIMITS ON AWARDS

     Employees and all directors of the Company, its affiliates, and/or its subsidiaries will be eligible to receive awards under the 2002 Plan. No determination has been made as to which of the eligible employees (currently, approximately 900) will receive grants under the 2002 Plan and, therefore, the benefits to be allocated to any individual or to any group of employees are not presently determinable.

     The 2002 Plan places limits on the maximum amount of awards that may be granted to any employee in any fiscal year. Under the 2002 Plan, no employee may receive awards of more than 1,000,000 stock options or more than 1,000,000 SARs in any fiscal year. The value of an employee's cash-based award may not exceed $2,000,000 in any fiscal year; performance shares are limited to 500,000 shares, and performance units are limited to the value equivalent of 500,000 shares determined as of the date of vesting or payout, in any one fiscal year. No employee may receive in excess of 500,000 shares of restricted stock or 500,000 restricted stock units in any one fiscal year and stock-based awards are also limited to 500,000 shares per fiscal year. The maximum amount that can be awarded to any employee who is a Covered Employee with respect to an annual incentive award cannot exceed 40% of 2 1/2% of the Company's consolidated operating earnings for any fiscal year.

     ADMINISTRATION

     The Compensation/Nominating/Governance Committee, which is appointed by the Board of Directors, will administer the 2002 Plan. This Committee will select the eligible employees and directors to whom awards will be granted and will set the terms of such awards, including any performance goals applicable to any awards. The Committee has the authority to permit or require the deferral of payment of awards. The Committee may delegate its authority under the 2002 Plan to one or more of its members or to one or more agents or advisors such nondiscretionary administrative duties as it may deem advisable, and the Committee or any person to whom it has delegated duties may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the Plan. The Committee may, by resolution, authorize one or more officers of the Company to do one or both of the following: (a) designate officers and employees of the Company, its affiliates, and/or its subsidiaries to be recipients of awards; and (b) determine the size of the award; provided, however, that the resolution providing such authorization sets forth the total number of awards such officer or officers may award.

     SHARES RESERVED FOR AWARDS

     The number of shares of common stock reserved and available for awards under the 2002 Plan will be 13,500,000. If any award under the 2002 Plan, or under the Predecessor Plan after the effective date of the 2002 Plan, is exercised or cashed out or terminates or expires or is forfeited without payment being made in the form of common stock, the shares subject to such award will again be available for distribution under the 2002 Plan, as will shares that are used by an employee to pay withholding taxes or by a participant as payment for the exercise price of an award. The number of shares that may be issued under the 2002 Plan for awards other than options or SARs shall not exceed 10,000,000. Stock options may be exercised by tendering (either by actual delivery or attestation) common stock to the Company in full or partial payment of the exercise price.

     In the event of any transaction or event that affects the Company's common stock, including but not limited to a merger, consolidation, reorganization, recapitalization, separation, stock dividend, stock split, reverse stock split, split up, spin-off, or other distribution of stock or property of the Company, combination of shares, exchange of shares, dividend in kind or other like change in capital structure or distribution (other than normal cash dividends) to shareholders of the Company, then the Committee is authorized, to the extent it deems appropriate, to make substitutions or adjustments in the number and kind of shares reserved for issuance under the 2002 Plan, in the number, kind and price of shares subject to outstanding awards under the 2002 Plan, the exercise price applicable to outstanding options, and in the limits on awards described above.

     PERFORMANCE UNIT AWARDS AND PERFORMANCE SHARE AWARDS

     Performance unit awards and performance share awards may be granted under the 2002 Plan. Such awards will be earned only if performance goals over performance periods established by or under the direction of the Committee are met. The performance goals may vary from participant to participant, group to group, and period to period. The performance goals for performance unit and performance share awards that are intended to constitute "qualified performance-based compensation" (see discussion below under the heading Federal Income Tax Consequences) will be based upon one or more of the following:

     (a)  Net earnings

     (b)  Earnings per share

     (c)  Net sales growth

     (d)  Net income or net profits (before or after taxes)

     (e)  Net operating profit

     (f) Return measures (including, but not limited to, return on assets or net assets, capital, equity, or sales)

     (g) Cash flow (including, but not limited to, operating cash flow and free cash flow)

     (h) Cash flow return on investments, which equals net cash flows divided by owner's equity

     (i) Earnings before or after taxes, interest, depreciation and/or amortization

     (j)  Internal rate of return or increase in net present value

     (k)  Gross margins

     (l)  Gross margins minus expenses

     (m) Operating margin

     (n) Share price (including, but not limited to, growth measures and total shareholder return)

     (o)  Expense targets

     (p) Working capital targets relating to inventory and/or accounts receivable

     (q) Planning accuracy (as measured by comparing planned results to actual results)

     (r)  EVA(R)

     (s) Performance measure (n) above as compared to various stock market indices

     (t) Performance measures (a) through (s) above as compared to the performance of other companies

     EVA(R) is a registered trademark of Stern Stewart & Co.

     Awards may be paid in the form of cash, shares of common stock, or in any combination, as determined by the Committee.

     STOCK OPTIONS

     The 2002 Plan permits the granting to eligible employees of incentive stock options ("ISOs"), which qualify for special tax treatment, and nonqualified stock options. The exercise price for any stock option will not be less than the fair market value of common stock on the date of grant and the option term will not exceed ten years.

     SARS

     SARs may also be granted either singly or in combination with underlying stock options. SARs entitle the holder upon exercise to receive an amount in any combination of cash or shares of common stock (as determined by the Committee) equal in value to the excess of the fair market value of the shares covered by such right over the grant price. The grant price for SARs will not be less than the fair market value of the common stock on the date of grant.

     RESTRICTED STOCK AND RESTRICTED STOCK UNITS

     Restricted stock or restricted stock units may also be awarded. Restricted stock units are similar to restricted stock except restricted stock units are a bookkeeping entry and not shares of common stock. As such, holders of restricted stock units do not have voting or dividend rights. The restricted stock or restricted stock units will vest based upon the satisfaction of conditions set forth in the restricted stock or restricted stock unit award agreement. Restricted stock or restricted stock unit awards may be forfeited if, for example, the recipient's employment terminates before the award vests. Except as specified in the restricted stock award agreement, the holder of a restricted stock award will have all the rights of a holder of common stock on his or her restricted shares. Restricted stock units may be paid in cash, shares, or a combination of cash or shares. Dividends on restricted stock and dividend equivalents on restricted stock units may also be paid, at the discretion of the Committee, and the Committee may establish any conditions to the payment of dividends or dividend equivalents as it may determine.

     CASH-BASED AWARDS AND STOCK AWARDS

     The 2002 Plan provides for awards of cash with terms as may be specified by the Committee, including the establishment of any performance goals or criteria. The 2002 Plan also provides for awards that are denominated in, valued by reference to, or otherwise based on or related to, common stock. These awards may be subject to the achievement of performance goals or other conditions. These awards may be paid in cash, stock, or a combination of cash or stock.

     ANNUAL INCENTIVE AWARDS

     The Committee may designate Company executive officers who are eligible to receive a monetary payment in any fiscal year based on a percentage of an incentive pool that is no greater than 2 1/2% of the Company's consolidated operating earnings for the fiscal year. The Committee shall allocate an incentive pool percentage to each designated participant for each fiscal year. In no event may the incentive pool percentage for any one participant exceed 40% of the total pool. The Committee has the ability to adjust the amount paid to an executive officer downward, but cannot adjust the amount upward. It is the intention of the Committee to exercise negative discretion to adjust the awards downward to a level that fairly compensates the executive officers based on its evaluation of the performance of the Company.

     DIRECTOR AWARDS

     The number of shares that may be issued under the 2002 Plan for awards to directors shall be no more than 15,000 shares per year per director. Directors are eligible to receive any award under the 2002 Plan except for awards of performance units or performance shares. Every year, on a date to be determined by the Committee, each director will receive a grant of 6,000 nonqualified stock options. The Committee, in is discretion, can increase this amount but in no event can the amount granted as nonqualified stock options exceed 9,000 shares per director per year. In addition to the annual grant of nonqualified stock options, as payment for 60% of the retainer, each director is granted common stock equivalents ("CSEs"). The number of CSEs granted is determined by dividing 60% of the value of the retainer by the fair market value of the shares on the date the CSEs are awarded. The CSEs are paid in shares after the director ceases to serve as a director of the Company.

FEDERAL INCOME TAX CONSEQUENCES

     NONQUALIFIED STOCK OPTIONS

     Under the current tax rules, nonqualified stock options granted under the 2002 Plan will not be taxable to a participant at grant but generally will result in taxation at exercise, at which time the participant will recognize ordinary income in an amount equal to the difference between the option's exercise price and the fair market value of the shares on the exercise date. The Company will be entitled to deduct a corresponding amount as a business expense in the year the participant recognizes this income.

     INCENTIVE STOCK OPTIONS

     Under the current tax rules, an employee will generally not recognize ordinary income on receipt or exercise of an ISO so long as he or she has been an employee of the Company or its subsidiaries from the date the ISO was granted until three months before the date of exercise; however, the amount by which the fair market value of the shares on the exercise date exceeds the exercise price is an adjustment in computing the employee's alternative minimum tax in the year of exercise. If the employee holds the shares of common stock received on exercise of the ISO for one year after the date of exercise (and for two years from the date of grant of the ISO), any difference between the amount realized upon the disposition of the shares and the amount paid for the shares will be treated as long-term capital gain (or loss, if applicable) to the employee. If the employee exercises an ISO and satisfies these holding period requirements, the Company may not deduct any amount in connection with the ISO.

     If an employee exercises an ISO but engages in a "disqualifying disposition" by selling the shares acquired on exercise before the expiration of the one- and two-year holding periods described above, the employee generally will recognize ordinary income (for regular income tax purposes only) in the year of the disqualifying disposition equal to the excess, if any, of the fair market value of the shares on the date of exercise over the exercise price; and any excess of the amount realized on the disposition over the fair market value on the date of exercise will be taxed as long- or short-term capital gain (as applicable). If, however, the fair market value of the shares on the date of disqualifying disposition is less than on the date of exercise, the employee will recognize ordinary income equal only to the difference between the amount realized on the disqualifying disposition and the exercise price. In either event, the Company will be entitled to deduct an amount equal to the amount constituting ordinary income to the employee in the year of the disqualifying disposition.

     STOCK APPRECIATION RIGHTS

     There are no immediate tax consequences to a participant or the Company when an SAR is granted. When a participant exercises the right to the appreciation in the fair market value of the shares represented by an SAR, payments made, whether in cash or stock, are normally includable in the participant's gross income for regular income tax purposes, and the Company will be entitled to deduct the same amount as a business expense in the same year. When payments are made in shares of common stock, the includable amount and corresponding deduction each equal the fair market value of the shares on the date of exercise.

     RESTRICTED STOCK

     The recognition of income from an award of restricted stock for federal income tax purposes depends on the restrictions imposed on the shares. Generally, taxation will be deferred until the first taxable year the shares are no longer subject to substantial risk of forfeiture. At the time the restrictions lapse, the participant will recognize ordinary income equal to the then fair market value of the stock. The participant may, however, make an election to include the value of the shares in gross income in the year of award despite such restrictions. Generally, the Company will be entitled to deduct the fair market value of the shares transferred to the participant as a business expense in the year the participant includes the compensation in income.

     RESTRICTED STOCK UNITS, ANNUAL INCENTIVE AWARDS, PERFORMANCE SHARE AWARDS, PERFORMANCE UNIT AWARDS, CASH-BASED AWARDS, AND STOCK AWARDS

     Any cash payments or the fair market value of any common stock or other property a participant receives in connection with restricted stock unit awards, annual incentive awards, performance share awards, performance unit awards, cash-based awards, stock awards, or as unrestricted dividends or dividend equivalents are includable in income in the year received or made available to the participant without substantial limitations or restrictions. Generally, the Company will be entitled to deduct the amount the participant includes in income as a business expense in the year of payment.

     OTHER TAX CONSIDERATIONS

     Section 162(m) of the Internal Revenue Code places a $1,000,000 annual limit on the compensation deductible by the Company paid to its covered employees. Covered employees are the executives named in the Company's proxy statement and who are employed as of the last day of the taxable year. The limit, however, does not apply to "qualified performance-based compensation." The Company believes that awards of stock options, SARs, and certain other "performance-based compensation" awards under the 2002 Plan will qualify for the performance-based compensation exception to the deductibility limit. State tax consequences may in some cases differ from those described above. Awards under the 2002 Plan will in some instances be made to participants who are subject to tax in jurisdictions other than the United States and may result in tax consequences differing from those described above.

     OTHER INFORMATION

     If approved by shareholders, the 2002 Plan will be effective on May 17, 2002, and, subject to the right of the Committee to amend or terminate the 2002 Plan, will remain in effect until all shares subject to it have been purchased or acquired according to the 2002 Plan's provisions. However, in no event shall incentive stock options be awarded under the 2002 Plan after ten years from the Committee's adoption of the 2002 Plan. The Committee may amend the 2002 Plan at any time, provided that without shareholder approval, options will not be repriced, replaced, or regranted through cancellation, or by lowering the exercise price of a previously granted option. No amendment can be made without shareholder approval if shareholder approval is required by law, regulation, or stock exchange rule. In addition, no amendment, modification, or termination will adversely affect in any material way awards that have been granted under the 2002 Plan without the prior written consent of the participant.

     The terms and conditions, including the conditions that will apply upon termination of employment or directorship, of each award will be set forth in award agreements, which can be amended by the Committee. It is presently intended that the 2002 Plan is not subject to ERISA. On March 20, 2002, the closing price of the common stock as reported in The Wall Street Journal on the New York Stock Exchange-Composite Transactions was $19.97.

                                 OTHER MATTERS

     The Board of Directors is not aware of any other matters that may properly come before the Annual Meeting. However, should any such matters come before the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote all proxies (unless otherwise directed by shareholders) in accordance with their judgment on such matters.

                   EFFECT OF ABSTENTIONS AND BROKER NON-VOTES

     The Company's By-Laws require a majority of the shares authorized to vote at the Annual Meeting of Shareholders be present, in person or by proxy, to establish a quorum. Shares abstaining with regard to a matter to be presented to the shareholders and shares for which voting power has been withheld, such as broker non-votes, constitute part of the quorum present with respect to such matter. Assuming a quorum is present, the affirmative vote of (i) a plurality of the votes cast at the Annual Meeting (in person or by proxy) is required for the election of directors, and (ii) a majority of the shares present and entitled to vote is required to ratify Ernst & Young LLP as the Company's independent public accountants for the year 2002, to approve the 2002 Incentive Compensation Plan, and to approve any other matters that may properly come before the meeting.

     Because the election of directors is determined on the basis of a plurality of the votes cast, abstentions and broker non-votes have no effect on the election of directors. Because the vote required to ratify the independent public accountants and to approve the 2002 Incentive Compensation Plan and any other matters that may properly come before the meeting is a majority of shares present and entitled to vote, abstentions have the effect of a vote against, and broker non-votes, because they are not "entitled to vote" have no effect on the proposal.

                       SOLICITATION OF PROXIES AND VOTING

     Shareholders may specify their choices by marking the appropriate boxes on the proxy card. Shares will be voted in accordance with such instructions. However, it is not necessary to mark any boxes to vote in accordance with the Board of Directors' recommendations; merely sign, date and return the proxy card in the envelope provided.

     Delaware corporate law provides for authorization of proxies by any electronic means. Accordingly, in lieu of returning signed proxy cards, shareholders can vote their shares over the Internet or by calling a specially designated telephone number which appears on the proxy cards. Internet and telephonic voting procedures are designed to authenticate shareholders' identities, allow shareholders to provide their voting instructions and confirm the proper recording of such instructions. Specific instructions for shareholders who wish to use the Internet or telephonic voting procedures are set forth on the enclosed proxy card. Shareholders who give their proxy instructions through the Internet or by telephone do not need to return their proxy cards.

     All properly completed, unrevoked proxies that are received prior to the close of voting at the Annual Meeting will be voted in accordance with shareholders' instructions. If a properly executed, unrevoked written proxy card does not specifically direct the voting of shares covered, the proxy will be voted (i) for the election of all nominees for election as director described in this proxy statement, (ii) for the ratification of Ernst & Young LLP as the Company's independent public accountants for the year 2002, (iii) for the approval of the 2002 Incentive Compensation Plan, and (iv) in accordance with the judgment of the persons named in the proxy as to such other matters as may properly come before the Annual Meeting.

     A proxy may be revoked at any time prior to the voting at the meeting by submitting a later dated proxy (including a proxy via the Internet or telephone) or by giving timely written notice of such revocation to the Secretary of the Company.

     If you submit a properly completed proxy or if you appear at the Annual Meeting to vote in person, your shares of common stock will be considered part of the quorum. Directions to withhold authority to vote for any director, abstentions, and broker non-votes (described above) will be counted to determine if a quorum for the transaction of business is present. Once quorum is present, voting on specific proposals may proceed.

     The cost of solicitation of proxies will be borne by the Company. Solicitation will be made by mail, and may be made by directors, officers, and employees, personally or by telephone, telecopy, or telegram. Proxy cards and material also will be distributed to beneficial owners of stock through brokers, custodians, nominees, and other like parties, and the Company expects to reimburse such parties for their charges and expenses. Georgeson & Co. Inc., New York, New York, has been retained to assist the Company in the solicitation of proxies at a fee estimated not to exceed $25,000.

          SUBMISSION OF SHAREHOLDER PROPOSALS AND DIRECTOR NOMINATIONS

     Shareholder Proposals -- Inclusion in Company Proxy Statement. For a shareholder proposal to be considered by the Company for inclusion in the Company's proxy statement and form of proxy relating to the 2003 Annual Meeting of Shareholders, the proposal must be received by the Company at its principal executive offices by December 3, 2002.

     Nominations for Directors. A shareholder of the Company may nominate persons for election to the Company's Board of Directors by submitting such nomination, together with certain related information required by the Company's By-Laws, in writing to the Secretary of the Company at the Company's principal executive offices, at the times set forth in the following paragraph regarding notices for shareholder proposals.

     Other Shareholder Proposals -- Discretionary Voting Authority and By-Law Requirements. With respect to shareholder proposals not included in the Company's proxy statement and form of proxy, the Company may utilize discretionary authority conferred by proxy in voting on any such proposals if, among other situations, the shareholder does not give timely notice of the matter to the Company by the date determined under the Company's By-Laws for the submission of business by shareholders. This notice requirement and deadline are independent of the notice requirement and deadline described above for a shareholder proposal to be considered for inclusion in the Company's proxy statement and form of proxy. The Company's By-Laws state that to be timely, notice and certain related information must be received at the principal executive offices not less than 90 and no more than 120 days prior to the first anniversary of the preceding year's Annual Meeting of Shareholders; provided, however, that if the date of the annual meeting is more than 30 days before or 70 days after such anniversary date, notice of the matter must be received not earlier than the close of business on the 120th day prior to the annual meeting and not later than the close of business on the 90th day prior to such meeting or the 10th day following the date of public disclosure of the meeting date, whichever occurs first. Therefore, to be timely under the Company's By-Laws, a proposal not included by or at the direction of the Board of Directors must be received not earlier than January 17, 2003, nor later than February 16, 2003.
                                                    KARL A. STEWART
                                                       Secretary

                         ------------------------------

THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH PERSON WHOSE PROXY IS BEING SOLICITED, UPON THE WRITTEN REQUEST OF ANY SUCH PERSON, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2001, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO. REQUESTS FOR COPIES OF SUCH REPORT SHOULD BE DIRECTED TO VICE PRESIDENT, INVESTOR RELATIONS, PACTIV CORPORATION, 1900 WEST FIELD COURT, LAKE FOREST, ILLINOIS 60045.

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                                                                      APPENDIX A

                               PACTIV CORPORATION
                        2002 INCENTIVE COMPENSATION PLAN

ARTICLE 1.  ESTABLISHMENT, PURPOSE, AND DURATION

     1.1 ESTABLISHMENT. Pactiv Corporation, a Delaware corporation (hereinafter referred to as the "Company"), hereby establishes an incentive compensation plan to be known as the Pactiv Corporation 2002 Incentive Compensation Plan (hereinafter referred to as the "Plan"), as set forth in this document.

     The Plan permits the grant of Annual Incentive Awards, Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Units, Performance Shares, Stock Awards, and Cash-Based Awards.

     Subject to approval by the Company's shareholders, the Plan shall become effective as of May 17, 2002 (the "Effective Date") and shall remain in effect as provided in Section 1.3 hereof.

     1.2 PURPOSE OF THE PLAN. The purpose of the Plan is to promote the long-term success of the Company for the benefit of shareholders by encouraging its Directors, officers, and Employees to have investments in the Company so that, as shareholders themselves, those individuals will be more likely to represent the views and interests of other shareholders and by providing incentives to such Directors, officers, and Employees for continued service. The Company believes that the possibility of participation under the Plan will provide its Directors, officers, and Employees an incentive to perform more effectively and will assist the Company in attracting and retaining people of outstanding training, experience, and ability.

     1.3 DURATION OF THE PLAN. The Plan shall commence as of the Effective Date, as described in Section 1.1 hereof, and shall remain in effect, subject to the right of the Committee to amend or terminate the Plan at any time pursuant to Article 16 hereof, until all Shares subject to it shall have been purchased or acquired according to the Plan's provisions.

     1.4 SUCCESSOR PLAN. This Plan shall serve as the successor to the Pactiv Corporation "Stock Ownership Plan" (the "Predecessor Plan"), and no further grants shall be made under the Predecessor Plan from and after the Effective Date of this Plan. All outstanding Options, Stock Appreciation Rights, and Share issuances under the Predecessor Plan immediately prior to the Effective Date of this Plan are hereby incorporated into this Plan and shall accordingly be treated as Options, Stock Appreciation Rights, or Share issuances under this Plan. However, each such Option, Stock Appreciation Right, and Share issuance shall continue to be governed solely by the terms and conditions of the instrument evidencing such grant or issuance, and, except as otherwise expressly provided herein, no provision of this Plan shall affect or otherwise modify the rights or obligations of holders of such incorporated Options, Stock Appreciation Rights, or Shares. Any Shares of common stock reserved for issuance under the Predecessor Plan in excess of the number of Shares as to which Options, Stock Appreciation Rights, or other Awards have been awarded thereunder shall no longer be available for grant after the Effective Date. Any Shares as to which Options, Stock Appreciation Rights, and Shares granted or issued under the Predecessor Plan may lapse, expire, terminate, or be cancelled, are settled in cash in lieu of common stock, are tendered (either by actual delivery or attestation) to pay the Option Price, or satisfy any tax withholding requirements shall be deemed available for issuance or reissuance under Section
4.1 of the Plan.

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

ARTICLE 2. DEFINITIONS

     Whenever used in the Plan, the following terms shall have the meanings set forth below, and when the meaning is intended, the initial letter of the word shall be capitalized.

     2.1 "AFFILIATE" shall have the meaning ascribed to such term in Rule 12b-2 of the General Rules and Regulations of the Exchange Act.

     2.2 "ANNUAL INCENTIVE AWARD" means an Award granted to a Participant as described in Article 12 herein.

     2.3 "AWARD" means, individually or collectively, a grant under this Plan of Annual Incentive Awards, Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Units, Performance Shares, Cash-Based Awards, or Stock Awards.

     2.4 "AWARD AGREEMENT" means either (i) an agreement entered into by the Company and each Participant setting forth the terms and provisions applicable to Awards granted under this Plan, or (ii) a statement issued by the Company to a Participant describing the terms and provisions of such Award.

     2.5 "BENEFICIAL OWNER" or "BENEFICIAL OWNERSHIP" shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.

     2.6 "BOARD" or "BOARD OF DIRECTORS" means the Board of Directors of the Company.

     2.7 "CASH-BASED AWARD" means an Award granted to a Participant as described in Article 10 herein.

     2.8 "CODE" means the Internal Revenue Code of 1986, as amended from time to time.

     2.9 "COMMITTEE" means any Committee appointed by the Board to administer Awards under the Plan, as specified in Article 3 herein.

     2.10 "COMPANY" means Pactiv Corporation, a Delaware corporation, and any successor thereto as provided in Article 19 herein.

     2.11 "COVERED EMPLOYEE" means a Participant who, as of the date of vesting and/or payout of an Award, as applicable, is a "covered employee," as defined in Code Section 162(m), or any successor statute, and the regulations promulgated under Code Section 162(m).

     2.12 "DIRECTOR" means any individual who is a member of the Board of Directors of the Company; provided, however, that such Director is not an Employee of the Company.

     2.13 "DISABILITY" means the permanent inability of the Participant, which is a result of accident or sickness, to perform such Participant's occupation or employment for which the Participant is suited by reason of the Participant's previous training, education and experience and which results in the termination of the Participant's employment or directorship with the Company, its Affiliates, and/or its Subsidiaries.

     2.14 "EMPLOYEE" means any employee of the Company or any of its Affiliates and/or Subsidiaries.

     2.15 "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

     2.16 "FAIR MARKET VALUE" means the average of the highest and the lowest sales prices of a Share on the composite tape for such date, as reported by the National Quotation Bureau Incorporated, provided that if (i) no sales are included on the composite tape for such date, or
          (ii) in the opinion of the Committee, the sales on such date are insufficient to constitute a representative market, then the Fair Market Value of a Share on such date shall be deemed to be the average of the highest and the lowest sales prices of a Share as reported on said composite tape for the next preceding day on which (x) sales are included and (y) the circumstances described in this clause (ii) do not exist.

     2.17 "FISCAL YEAR" means, unless the Committee designates otherwise, the year commencing on January 1 and ending December 31.

     2.18 "FREESTANDING SAR" means an SAR that is granted independently of any Options, as described in Article 7 herein.

     2.19 "INCENTIVE STOCK OPTION" or "ISO" means an Option to purchase Shares granted under Article 6 herein and that is designated as an Incentive Stock Option and that is intended to meet the requirements of Code
          Section 422, or any successor provision.

     2.20 "INSIDER" shall mean an individual who is, on the relevant date, an officer, Director, or more than ten percent (10%) Beneficial Owner of any class of the Company's equity securities that is registered pursuant to Section 12 of the Exchange Act, all as defined under
          Section 16 of the Exchange Act.

     2.21 "NONQUALIFIED STOCK OPTION" or "NQSO" means an Option that is not intended to meet the requirements of Code Section 422, or that otherwise does not meet such requirements.

     2.22 "OPTION" means an Incentive Stock Option or a Nonqualified Stock Option, as described in Article 6 herein.

     2.23 "OPTION PRICE" means the price at which a Share may be purchased by a Participant pursuant to an Option.

     2.24 "PARTICIPANT" means an Employee, officer, or Director who has been selected to receive an Award or who has an outstanding Award granted under the Plan.

     2.25 "PERFORMANCE-BASED AWARD" means an Award that qualifies as Performance-Based Compensation.

     2.26 "PERFORMANCE-BASED COMPENSATION" means the Award is qualified as Performance-Based Compensation under Code Section 162(m).

     2.27 "PERFORMANCE MEASURES" means measures as described in Article 11, the attainment of which may determine the degree of payout and/or vesting with respect to Awards to Covered Employees that are designated to qualify as Performance-Based Compensation.

     2.28 "PERFORMANCE PERIOD" means the period of time during which the performance goals must be met in order to determine the degree of payout and/or vesting with respect to an Award.

     2.29 "PERFORMANCE SHARE" means an Award granted to a Participant, as described in Article 9 herein.

     2.30 "PERFORMANCE UNIT" means an Award granted to a Participant, as described in Article 9 herein.

     2.31 "PERIOD OF RESTRICTION" means the period when the Restricted Stock or Restricted Stock Units are subject to a substantial risk of forfeiture (based on the passage of time, the achievement of performance goals, or upon the occurrence of other events as determined by the Committee, at its discretion), as provided in Article 8 herein.

     2.32 "RESTRICTED STOCK" means an Award granted to a Participant pursuant to
          Article 8 herein.

     2.33 "RESTRICTED STOCK UNIT" means an Award granted to a Participant, as described in Article 8 herein.

     2.34 "RETIREMENT" means the Participant's termination of employment or directorship with the Company, its Affiliates, and/or its Subsidiaries at a time that is determined by the Committee to be retirement and is specified in the Award Agreement.

     2.35 "SHARES" means the common stock of the Company, $.01 par value per share.

     2.36 "STOCK APPRECIATION RIGHT" or "SAR" means an Award, granted alone or in connection with a related Option, designated as an SAR, pursuant to the terms of Article 7 herein.

     2.37 "STOCK AWARD" means an Award granted pursuant to the terms of Section
          10.7 herein.

     2.38 "SUBSIDIARY" means any corporation, partnership, joint venture, limited liability company, or other entity (other than the Company) in an unbroken chain of entities beginning with the Company if, at the time of the granting of an Award, each of the entities other than the last entity in the unbroken chain owns at least fifty percent (50%) of the total combined voting power in one of the other entities in such chain.

     2.39 "TANDEM SAR" means an SAR that is granted in connection with a related Option pursuant to Article 7 herein, the exercise of which shall require forfeiture of the right to purchase a Share under the related Option (and when a Share is purchased under the Option, the Tandem SAR shall similarly be canceled).

ARTICLE 3.  ADMINISTRATION

     3.1 GENERAL. The Committee shall be responsible for administering the Plan. The Committee may employ attorneys, consultants, accountants, and other persons, and the Committee, the Company, and its officers and Directors shall be entitled to rely upon the advice, opinions, or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon the Participants, the Company, and all other interested persons.

     3.2 AUTHORITY OF THE COMMITTEE. The Committee shall have full and exclusive discretionary power to interpret the Plan and to determine eligibility for Awards and to adopt such rules, regulations, and guidelines for administering the Plan as the Committee may deem necessary or proper. Such authority shall include, but not be limited to, selecting Award recipients, establishing all Award terms and conditions and, subject to Article 16, adopting modifications and amendments to the Plan or any Award Agreement, including without limitation, any that are necessary to comply with the laws of the countries in which the Company, its Affiliates, and/or its Subsidiaries operate.

     3.3 DELEGATION. The Committee may delegate to one or more of its members or to one or more agents or advisors such nondiscretionary administrative duties as it may deem advisable, and the Committee or any person to whom it has delegated duties as aforesaid may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the Plan. The Committee may, by resolution, authorize one or more officers of the Company to do one or both of the following: (a) designate officers and Employees of the Company, its Affiliates, and/or its Subsidiaries to be recipients of Awards; and (b) determine the size of the Award; provided, however, that the resolution providing such authorization sets forth the total number of Awards such officer or officers may award.

ARTICLE 4.  SHARES SUBJECT TO THE PLAN AND MAXIMUM AWARDS

     4.1 NUMBER OF SHARES AVAILABLE FOR AWARDS. Subject to adjustment as provided in Section 4.2 herein, the number of Shares hereby reserved for issuance to Participants under the Plan shall be thirteen million five hundred thousand (13,500,000) Shares, and the number of Shares that may be issued under the Plan for Awards other than Options or Stock Appreciation Rights shall not exceed ten million (10,000,000) Shares. The number of Shares that may be issued under the Plan for Awards to a Director shall be no more than fifteen thousand (15,000) Shares annually. Any Shares related to Awards which terminate by expiration, forfeiture, cancellation, or otherwise without the issuance of such Shares, are settled in cash in lieu of common stock, or are exchanged with the Committee's permission for Awards not involving common stock, shall be available again for grant under the Plan. Moreover, if the Option Price of any Option granted under the Plan or the tax withholding requirements with respect to any Award granted under the Plan are satisfied by tendering Shares to the Company (by either actual delivery or by attestation), only the number of Shares issued net of the Shares tendered will be deemed delivered for purposes of determining the maximum number of Shares available for delivery under the Plan. The maximum number of Shares available for issuance under the Plan shall not be reduced to reflect any dividends or dividend equivalents that are reinvested into additional Shares or credited as additional Restricted Stock, Restricted Stock Units, Performance Shares, or Stock Awards. In addition, the Committee, in its discretion, may establish any other appropriate methodology for calculating the number of Shares issued pursuant to the Plan. The Shares available for issuance under the Plan may be authorized and unissued Shares or treasury Shares.

     Unless and until the Committee determines that an Award to a Covered Employee shall not be designed to qualify as Performance-Based Compensation, the following limits ("Award Limits") shall apply to grants of such Awards under the
Plan:

        (a) OPTIONS: The maximum aggregate number of Shares that may be granted in the form of Options, pursuant to any Award granted in any one Fiscal Year to any one Participant shall be one million (1,000,000).

        (b) SARS: The maximum aggregate number of Shares that may be granted in the form of Stock Appreciation Rights, pursuant to any Award granted in any one Fiscal Year to any one Participant shall be one million (1,000,000).

        (c) RESTRICTED STOCK/UNITS: The maximum aggregate grant with respect to Awards of Restricted Stock/Units granted in any one Fiscal Year to any one single Participant shall be five hundred thousand (500,000).

        (d) PERFORMANCE UNITS/PERFORMANCE SHARES: The maximum aggregate Award of Performance Units or Performance Shares that a Participant may receive in any one Fiscal Year shall be five hundred thousand (500,000) Shares, or equal to the value of five hundred thousand (500,000) Shares determined as of the date of vesting or payout, as applicable.

        (e) CASH-BASED AWARDS: The maximum aggregate amount awarded or credited with respect to Cash-Based Awards to any one Participant in any one Fiscal Year may not exceed in value two million dollars ($2,000,000) determined as of the date of vesting or payout, as applicable.

        (f) STOCK AWARDS. The maximum aggregate grant with respect to Awards of Stock Awards in any one Fiscal Year to any one Participant shall be five hundred thousand (500,000) Shares.

        (g) ANNUAL INCENTIVE AWARD. The maximum aggregate amount awarded or credited in any one Fiscal Year with respect to an Annual Incentive Award to a Participant who is a Covered Employee shall not exceed in value the amount set forth in Article 12. The maximum aggregate amount awarded or credited in any one Fiscal Year with respect to an Annual Incentive Award to a Participant who is not a Covered Employee shall be determined by the Committee in its discretion.

     4.2 ADJUSTMENTS IN AUTHORIZED SHARES. In the event of any corporate event or transaction (including, but not limited to, a change in the Shares of the Company or the capitalization of the Company) such as a merger, consolidation, reorganization, recapitalization, separation, stock dividend, stock split, reverse stock split, split up, spin-off, or other distribution of stock or property of the Company, combination of shares, exchange of shares, dividend in kind, or other like change in capital structure or distribution (other than normal cash dividends) to shareholders of the Company, the Committee, in its sole discretion, in order to prevent dilution or enlargement of Participants' rights under the Plan, shall substitute or adjust, in an equitable manner, as applicable, the number and kind of Shares that may be issued under the Plan, the number and kind of Shares subject to outstanding Awards, the Option Price applicable to outstanding Awards, the Award Limits, the Fair Market Value of the Shares, and other value determinations applicable to outstanding Awards.

     Appropriate adjustments may also be made by the Committee in the terms of any Awards under the Plan to reflect such changes or distributions and to modify any other terms of outstanding Awards on an equitable basis, including modifications of performance goals and changes in the length of Performance Periods. The determination of the Committee as to the foregoing adjustments, if any, shall be conclusive and binding on Participants under the Plan.

ARTICLE 5. ELIGIBILITY AND PARTICIPATION

     5.1 ELIGIBILITY. Persons eligible to participate in this Plan include Directors, officers, and Employees. Directors are only eligible to receive Awards pursuant to Articles 6, 7, 8, and 10.

     5.2 ACTUAL PARTICIPATION. Subject to the provisions of the Plan, the Committee may, from time to time, select from all eligible Employees, officers, and Directors, those to whom Awards shall be granted and shall determine the nature and amount of each Award.

ARTICLE 6. STOCK OPTIONS

     6.1 GRANT OF OPTIONS. Subject to the terms and provisions of the Plan, and except as provided in Section 6.11, Options may be granted to Participants in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee, provided that ISOs shall not be granted to Directors. In addition, ISOs may not be granted following the ten-year anniversary of the Committee's adoption of the Plan, which is March 20, 2002.

     6.2 AWARD AGREEMENT. Each Option grant shall be evidenced by an Award Agreement that shall specify the Option Price, the duration of the Option, the number of Shares to which the Option pertains, the conditions upon which an Option shall become vested and exercisable, and such other provisions as the Committee shall determine which are not inconsistent with the terms of the Plan. The Award Agreement also shall specify whether the Option is intended to be an ISO or an NQSO.

     6.3 OPTION PRICE. The Option Price for each grant of an Option under this Plan shall be as determined by the Committee; provided, however, the Option Price shall not be less than one hundred percent (100%) of the Fair Market Value of the Shares on the date the Option is granted.

     6.4 DURATION OF OPTIONS. Each Option granted to a Participant shall expire at such time as the Committee shall determine at the time of grant; provided, however, no Option shall be exercisable later than the tenth (10th) anniversary date of its grant.

     6.5 EXERCISE OF OPTIONS. Options granted under this Article 6 shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which need not be the same for each grant or for each Participant.

     6.6 PAYMENT. Options granted under this Article 6 shall be exercised by the delivery of a written notice of exercise to the Company, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.

     The Option Price upon exercise of any Option shall be payable to the Company in full either: (a) in cash or its equivalent, (b) by tendering (either by actual delivery or attestation) previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the total Option Price (provided that the Shares that are tendered must have been held by the Participant for at least six [6] months prior to their tender to satisfy the Option Price or have been purchased on the open market), (c) by a combination of
(a) and (b), or (d) by any other method approved by the Committee in its sole discretion at the time of grant and as set forth in the Award Agreement.

     The Committee also may allow cashless exercise as permitted under the Federal Reserve Board's Regulation U, subject to applicable securities law restrictions, or by any other means which the Committee determines to be consistent with the Plan's purpose and applicable law.

     Subject to any governing rules or regulations, as soon as practicable after receipt of a written notification of exercise and full payment, the Company shall deliver to the Participant, in the Participant's name, Share certificates in an appropriate amount based upon the number of Shares purchased under the Option(s).

     Unless otherwise determined by the Committee, all payments under all of the methods indicated above shall be paid in United States dollars.

     6.7 RESTRICTIONS ON SHARE TRANSFERABILITY. The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option granted under this Article 6 as it may deem advisable, including, without limitation, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, and under any blue sky or state securities laws applicable to such Shares.

     6.8 TERMINATION OF EMPLOYMENT/DIRECTORSHIP. Each Participant's Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the Option following termination of the Participant's employment or directorship with the Company, its Affiliates, and/or its Subsidiaries, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Options issued pursuant to this Article 6, and may reflect distinctions based on the reasons for termination.

     6.9  TRANSFERABILITY OF OPTIONS.

        (a)INCENTIVE STOCK OPTIONS. No ISO granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, all ISOs granted to a Participant under this
           Article 6 shall be exercisable during his or her lifetime only by such Participant.

        (b)NONQUALIFIED STOCK OPTIONS. Except as otherwise provided in a Participant's Award Agreement, no NQSO granted under this Article 6 may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant's Award Agreement, all NQSOs granted to a Participant under this Article 6 shall be exercisable during his or her lifetime only by such Participant.

     6.10 NOTIFICATION OF DISQUALIFYING DISPOSITION. If any Participant shall make any disposition of Shares issued pursuant to the exercise of an Incentive Stock Option under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions), such Participant shall notify the Company of such disposition within ten (10) days thereof.

     6.11 DIRECTOR OPTIONS. Each Director who is elected or reelected to the Board at an annual meeting of the Company's shareholders shall be granted on an annual basis, on a date that is determined by the Committee, a Nonqualified Stock Option to acquire six thousand (6,000) Shares. Notwithstanding Section 16.1, the Committee, in its sole discretion, can modify the number of Shares that can be granted as Nonqualified Stock Options to Directors, however, in no event can this amount exceed nine thousand (9,000) Shares per Director per Fiscal Year.

ARTICLE 7. STOCK APPRECIATION RIGHTS

     7.1 GRANT OF SARS. Subject to the terms and conditions of the Plan, and except as provided in Section 7.9, SARs may be granted to Participants at any time and from time to time as shall be determined by the Committee. The Committee may grant Freestanding SARs, Tandem SARs, or any combination of these forms of SARs.

     Subject to the terms and conditions of the Plan, the Committee shall have complete discretion in determining the number of SARs granted to each Participant and, consistent with the provisions of the Plan, in determining the terms and conditions pertaining to such SARs.

     The grant price of a Freestanding SAR shall be no less than the Fair Market Value of a Share on the date of grant of the SAR. The grant price of Tandem SARs shall equal the Option Price of the related Option.

     7.2 SAR AGREEMENT. Each SAR Award shall be evidenced by an Award Agreement that shall specify the grant price, the term of the SAR, and such other provisions as the Committee shall determine.

     7.3 TERM OF SARS. The term of an SAR granted under the Plan shall be determined by the Committee, in its sole discretion; provided, however, that no SAR shall be exercisable later than the tenth (10th) anniversary date of its grant.

     7.4 EXERCISE OF FREESTANDING SARS. Freestanding SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes upon them.

     7.5 EXERCISE OF TANDEM SARS. Tandem SARs may be exercised for all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option. A Tandem SAR may be exercised only with respect to the Shares for which its related Option is then exercisable.

     7.6 PAYMENT OF SAR AMOUNT. Upon the exercise of a SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

     (a) The difference between the Fair Market Value of a Share on the date of exercise over the grant price; by

     (b) The number of Shares with respect to which the SAR is exercised.

     At the discretion of the Committee, the payment upon SAR exercise may be in cash, in Shares of equivalent value, in some combination thereof, or in any other manner approved by the Committee at its sole discretion. The Committee's determination regarding the form of SAR payout shall be set forth in the Award Agreement pertaining to the grant of the SAR.

     7.7 TERMINATION OF EMPLOYMENT/DIRECTORSHIP. Each Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the SAR following termination of the Participant's employment or directorship with the Company, its Affiliates, and/or its Subsidiaries, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with Participants, need not be uniform among all SARs issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination.

     7.8 NONTRANSFERABILITY OF SARS. Except as otherwise provided in a Participant's Award Agreement, no SAR granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant's Award Agreement, all SARs granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant.

     7.9 DIRECTOR SARS. In lieu of a grant of Nonqualified Stock Options pursuant to Section 6.11, the Committee in its discretion, may grant SARs to Directors. If SARs are granted to a Director pursuant to this Section 7.9, the number of SARs shall be equal to the number of Nonqualified Stock Options that would have been granted to each Director pursuant to Section 6.11.

ARTICLE 8. RESTRICTED STOCK AND RESTRICTED STOCK UNITS

     8.1 GRANT OF RESTRICTED STOCK/UNITS. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock and/or Restricted Stock Units to Participants in such amounts as the Committee shall determine. Restricted Stock Units shall be similar to Restricted Stock except that no Shares are actually awarded to the Participant on the date of grant.

     8.2 RESTRICTED STOCK/UNIT AGREEMENT. Each Restricted Stock and/or Restricted Stock Unit grant shall be evidenced by an Award Agreement that shall specify the Period(s) of Restriction, the number of Shares of Restricted Stock (or the number of Restricted Stock Units) granted, and such other provisions as the Committee shall determine.

     8.3 TRANSFERABILITY. Except as provided in this Article 8, the Shares of Restricted Stock and/or Restricted Stock Units granted herein may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction established by the Committee and specified in the Award Agreement, or upon earlier satisfaction of any other conditions, as specified by the Committee in its sole discretion and set forth in the Award Agreement. All rights with respect to the Restricted Stock and/or Restricted Stock Units granted to a Participant under the Plan shall be available during his or her lifetime only to such Participant.

     8.4 OTHER RESTRICTIONS. The Committee shall impose such other conditions and/or restrictions on any Shares of Restricted Stock or Restricted Stock Units granted pursuant to the Plan as it may deem advisable including, without limitation, a requirement that Participants pay a stipulated purchase price for each Share of Restricted Stock or each Restricted Stock Unit, restrictions based upon the achievement of specific performance goals, time-based restrictions on vesting following the attainment of the performance goals, time-based restrictions, and/or restrictions under applicable federal or state securities laws.

     To the extent deemed appropriate by the Committee, the Company may retain the certificates representing Shares of Restricted Stock in the Company's possession until such time as all conditions and/or restrictions applicable to such Shares have been satisfied or lapse.

     Except as otherwise provided in this Article 8, Shares of Restricted Stock covered by each Restricted Stock Award shall become freely transferable by the Participant after all conditions and restrictions applicable to such Shares have been satisfied or lapse, and Restricted Stock Units shall be paid in cash, Shares, or a combination of cash and Shares as the Committee, in its sole discretion, shall determine.

     8.5 VOTING RIGHTS. To the extent permitted, or required by law, as determined by the Committee, Participants holding Shares of Restricted Stock granted hereunder may be granted the right to exercise full voting rights with respect to those Shares during the Period of Restriction. A Participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder.

     8.6 DIVIDENDS AND OTHER DISTRIBUTIONS. During the Period of Restriction, Participants holding Shares of Restricted Stock or Restricted Stock Units granted hereunder may, if the Committee so determines, be credited with dividends paid with respect to the underlying Shares or dividend equivalents while they are so held in a manner determined by the Committee in its sole discretion. The Committee may apply any restrictions to the dividends or dividend equivalents that the Committee deems appropriate. The Committee, in its sole discretion, may determine the form of payment of dividends or dividend equivalents, including cash, Shares, Restricted Stock, or Restricted Stock Units.

     8.7 TERMINATION OF EMPLOYMENT/DIRECTORSHIP. Each Award Agreement shall set forth the extent to which the Participant shall have the right to receive unvested Restricted Stock and/or Restricted Stock Units following termination of the Participant's employment or directorship with the Company, its Affiliates, and/or its Subsidiaries, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Shares of Restricted Stock or Restricted Stock Units issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination.

     8.8 SECTION 83(B) ELECTION. The Committee may provide in an Award Agreement that the Award of Restricted Stock is conditioned upon the Participant making or refraining from making an election with respect to the Award under
Section 83(b) of the Code. If a Participant makes an election pursuant to
Section 83(b) of the Code concerning a Restricted Stock Award, the Participant shall be required to promptly file a copy of such election with the Company.

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

ARTICLE 9.  PERFORMANCE UNITS/PERFORMANCE SHARES

     9.1 GRANT OF PERFORMANCE UNITS/PERFORMANCE SHARES. Subject to the terms of the Plan, Performance Units and/or Performance Shares may be granted to Participants in such amounts and upon such terms, and at any time and from time to time, as shall be determined by the Committee.

     9.2 VALUE OF PERFORMANCE UNITS/PERFORMANCE SHARES. Each Performance Unit shall have an initial value that is established by the Committee at the time of grant. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the date of grant. The Committee shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the value and/or number of Performance Units/Performance Shares that will be paid out to the Participant.

     9.3 EARNING OF PERFORMANCE UNITS/PERFORMANCE SHARES. Subject to the terms of this Plan, after the applicable Performance Period has ended, the holder of Performance Units/Performance Shares shall be entitled to receive payout on the value and number of Performance Units/Performance Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance goals have been achieved.

     9.4 FORM AND TIMING OF PAYMENT OF PERFORMANCE UNITS/PERFORMANCE SHARES. Payment of earned Performance Units/Performance Shares shall be as determined by the Committee and as evidenced in the Award Agreement. Subject to the terms of the Plan, the Committee, in its sole discretion, may pay earned Performance Units/Performance Shares in the form of cash or in Shares (or in a combination thereof) equal to the value of the earned Performance Units/Performance Shares at the close of the applicable Performance Period. Any Shares may be granted subject to any restrictions deemed appropriate by the Committee. The determination of the Committee with respect to the form of payout of such Awards shall be set forth in the Award Agreement pertaining to the grant of the Award.

     9.5 DIVIDENDS AND OTHER DISTRIBUTIONS. At the discretion of the Committee, Participants holding Performance Units/Performance Shares may be entitled to receive dividend equivalents with respect to dividends declared with respect to the Shares. Such dividends may be subject to the accrual, forfeiture, or payout restrictions as determined by the Committee in its sole discretion.

     9.6 TERMINATION OF EMPLOYMENT. Each Award Agreement shall set forth the extent to which the Participant shall have the right to receive unvested Performance Units and/or Performance Shares following termination of the Participant's employment with the Company, its Affiliates, and/or its Subsidiaries, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Awards of Performance Units or Performance Shares issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination.

     9.7 NONTRANSFERABILITY. Except as otherwise provided in a Participant's Award Agreement, Performance Units/Performance Shares may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant's Award Agreement, a Participant's rights under the Plan shall be exercisable during the Participant's lifetime only by the Participant.

ARTICLE 10.  CASH-BASED AWARDS AND STOCK AWARDS

     10.1 GRANT OF CASH-BASED AWARDS. Subject to the terms of the Plan, Cash-Based Awards may be granted to Participants in such amounts and upon such terms, and at any time and from time to time, as shall be determined by the Committee.

     10.2 VALUE OF CASH-BASED AWARDS. Each Cash-Based Award shall have a value as may be determined by the Committee. The Committee may establish performance goals in its discretion which, depending on the extent to which they are met, will determine the number and/or value of Cash-Based Awards that will be paid out to the Participant.

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

     10.3 EARNING OF CASH-BASED AWARDS. Subject to the terms of this Plan, the holder of Cash-Based Awards shall be entitled to receive payout on the number and value of Cash-Based Awards earned by the Participant, to be determined as a function of the extent to which any applicable performance goals have been achieved.

     10.4 FORM AND TIMING OF PAYMENT OF CASH-BASED AWARDS. Payment of earned Cash-Based Awards shall be as determined by the Committee and as evidenced in the Award Agreement. Subject to the terms of the Plan, the Committee, in its sole discretion, may pay earned Cash-Based Awards in the form of cash or in Shares (or in a combination thereof) that have an aggregate Fair Market Value equal to the value of the earned Cash-Based Awards. Such Shares may be granted subject to any restrictions deemed appropriate by the Committee. The determination of the Committee with respect to the form of payout of such Awards shall be set forth in the Award Agreement pertaining to the grant of the Award.

     10.5 TERMINATION OF EMPLOYMENT/DIRECTORSHIP. Each Award Agreement shall set forth the extent to which the Participant shall have the right to receive Cash-Based Awards and Stock Awards following termination of the Participant's employment or directorship with the Company, its Affiliates, and/or its Subsidiaries, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Awards of Cash-Based Awards or Stock Awards issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination.

     10.6 NONTRANSFERABILITY. Except as otherwise provided in a Participant's Award Agreement, Cash-Based Awards and Stock Awards may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant's Award Agreement, a Participant's rights under the Plan shall be exercisable during the Participant's lifetime only by the Participant.

     10.7 STOCK AWARDS. The Committee may grant other types of equity-based or equity-related Awards (including the grant or offer for sale of unrestricted Shares) in such amounts and subject to such terms and conditions, as the Committee shall determine. Such Awards may entail the transfer of actual Shares to Participants, or payment in cash or otherwise of amounts based on the value of Shares and may include, without limitation, Awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States.

     10.8 DIRECTOR STOCK AWARDS. Each Director shall be granted, on a date that is determined by the Committee, annual Stock Awards as payment for sixty percent (60%) of the value of the retainer that is paid to each Director for service on the Board. These Stock Awards are based on the value of the common stock and are called "Common Stock Equivalents" or "CSEs." The number of CSEs awarded shall equal sixty percent (60%) of the retainer divided by the Fair Market Value of the Shares on the date the CSEs are granted. CSEs are payable in Shares of the Company's common stock after a Director ceases to serve as a Director of the Company. Final distribution of such Shares may be made either in a lump sum or in installments over a period of years.

ARTICLE 11.  PERFORMANCE MEASURES

     Unless and until the Committee proposes for shareholder vote and the shareholders approve a change in the general Performance Measures set forth in this Article 11, the performance goals upon which the payment or vesting of an Award to a Covered Employee (other than an Annual Incentive Award awarded or credited pursuant to Article 12) that is intended to qualify as Performance-Based Compensation shall be limited to the following Performance
Measures:

        (a)  Net earnings;

        (b)  Earnings per share;

        (c)  Net sales growth;

        (d)  Net income or net profits (before or after taxes);

        (e)  Net operating profit;

        (f) Return measures (including, but not limited to, return on assets or net assets, capital, equity, or sales);

        (g) Cash flow (including, but not limited to, operating cash flow and free cash flow);

        (h) Cash flow return on investments, which equals net cash flows divided by owner's equity;

        (i) Earnings before or after taxes, interest, depreciation, and/or amortization;

        (j)  Internal rate of return or increase in net present value;

        (k)  Gross margins;

        (l)  Gross margins minus expenses;

        (m) Operating margin;

        (n) Share price (including, but not limited to, growth measures and total shareholder return);

        (o)  Expense targets;

        (p) Working capital targets relating to inventory and/or accounts receivable;

        (q) Planning accuracy (as measured by comparing planned results to actual results);

        (r)  EVA(R);

        (s) Performance Measure (n) above as compared to various stock market indices; and

        (t) Any Performance Measures in (a) through (s) above as compared to the performance of other companies.

     For purposes of this Plan, EVA(R) means the positive or negative value determined by net operating profits after taxes over a charge for capital, or any other financial measure, as determined by the Committee in its sole discretion. (EVA(R) is a registered trademark of Stern Stewart & Co.).

     Any Performance Measures may be used to measure the performance of the Company as a whole or any business unit of the Company.

     The Committee may provide in any such Award that any evaluation of performance may include or exclude any of the following events that occurs during a Performance Period: (a) asset write-downs; (b) litigation or claim judgments or settlements; (c) the effect of changes in tax laws, accounting principles, or other laws or provisions affecting reported results; (d) accruals for reorganization and restructuring programs; (e) extraordinary nonrecurring items as described in Accounting Principles Board Opinion No. 30 and/or in management's discussion and analysis of financial condition and results of operations appearing in the Company's annual report to shareholders for the applicable year; (f) acquisitions or divestitures; and (g) foreign exchange gains and losses. To the extent such inclusions or exclusions affect Awards to Covered Employees, they shall be prescribed in a form that meets the requirements of Code Section 162(m) for deductibility.

     Awards that are designed to qualify as Performance-Based Compensation, and that are held by Covered Employees, may not be adjusted upward (the Board shall retain the discretion to adjust such Awards downward).

     In the event that applicable tax and/or securities laws change to permit Committee discretion to alter the governing Performance Measures without obtaining shareholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining shareholder approval. In addition, in the event that the Committee determines that it is advisable to grant Awards that shall not qualify as Performance-Based Compensation, the Committee may make such grants without satisfying the requirements of Code
Section 162(m).

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

ARTICLE 12.  ANNUAL INCENTIVE AWARDS

     The Committee may designate Company executive officers who are eligible to receive a monetary payment in any Fiscal Year based on a percentage of an incentive pool that is no greater than two and one-half percent (2 1/2%) of the Company's consolidated operating earnings for the Fiscal Year. The Committee shall allocate an incentive pool percentage to each designated Participant for each Fiscal Year. In no event may the incentive pool percentage for any one Participant exceed forty percent (40%) of the total pool. The Committee has the ability to use negative discretion to adjust the Award paid to an executive officer downward, but cannot adjust the Award upward. Consolidated operating earnings shall mean the consolidated earnings before income taxes of the Company, computed in accordance with generally accepted accounting principles, but shall exclude the effects of Extraordinary Items.

     For purposes of this Article 12, "Extraordinary Items" shall mean (i) extraordinary, unusual, and/or nonrecurring items of gain or loss; (ii) gains or losses on the disposition of a business; (iii) changes in tax or accounting regulations or laws; or (iv) the effect of a merger or acquisition, all of which must be identified in the audited financial statements, including footnotes, or Management Discussion and Analysis section of the Company's annual report.

     As soon as possible after the determination of the incentive pool for a Fiscal Year, the Committee shall calculate the Participant's allocated portion of the incentive pool based upon the percentage established at the beginning of the Fiscal Year. The Participant's Annual Incentive Award then shall be determined by the Committee based on the Participant's allocated portion of the incentive pool subject to adjustment in the sole discretion of the Committee. In no event may the portion of the incentive pool allocated to a Participant who is a Covered Employee be increased in any way, including as a result of the reduction of any other Participant's allocated portion.

ARTICLE 13.  BENEFICIARY DESIGNATION

     Each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his or her death before he or she receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Company, and will be effective only when filed by the Participant in writing with the Company during the Participant's lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant's death shall be paid to the Participant's estate.

ARTICLE 14.  DEFERRALS

     The Committee may permit or require a Participant to defer such Participant's receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant by virtue of the exercise of an Option or SAR, the lapse or waiver of restrictions with respect to Restricted Stock/Units, or the satisfaction of any requirements or performance goals with respect to Annual Incentive Awards, Performance Units/Performance Shares, Cash-Based Awards, and Stock Awards. If any such deferral election is required or permitted, the Committee shall, in its sole discretion, establish rules and procedures for such payment deferrals.

ARTICLE 15.  RIGHTS OF EMPLOYEES/DIRECTORS

     15.1 EMPLOYMENT/DIRECTORSHIP. Nothing in the Plan shall interfere with or limit in any way the right of the Company to terminate any Participant's employment or directorship at any time, nor confer upon any Participant any right to continue in the employ or directorship of the Company.

     Neither an Award nor any benefits arising under this Plan shall constitute part of an employment contract with the Company, its Affiliates, and/or its Subsidiaries, and, accordingly, subject to Article 3 and Section 16.1, this Plan and the benefits hereunder may be terminated at any time in the sole and exclusive discretion of the Committee without giving rise to liability on the part of the Company, its Affiliates, and/or its Subsidiaries for severance payments.

     15.2 PARTICIPATION. No Employee or Director shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.

     15.3 RIGHTS AS A STOCKHOLDER. A Participant shall have none of the rights of a shareholder with respect to Shares covered by any Award until the Participant becomes the record holder of such Shares.

ARTICLE 16.  AMENDMENT, MODIFICATION, SUSPENSION, AND TERMINATION

     16.1 AMENDMENT, MODIFICATION, SUSPENSION, AND TERMINATION. Subject to the terms of the Plan, the Committee may, at any time and from time to time, alter, amend, modify, suspend, or terminate the Plan in whole or in part. Notwithstanding anything herein to the contrary, without the prior approval of the Company's shareholders, Options issued under the Plan will not be repriced, replaced, or regranted through cancellation, or by lowering the exercise price of a previously granted Option. No amendment of the Plan shall be made without shareholder approval if shareholder approval is required by law, regulation, or stock exchange rule.

     16.2 ADJUSTMENT OF AWARDS UPON THE OCCURRENCE OF CERTAIN UNUSUAL OR NONRECURRING EVENTS. The Committee may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4.2 hereof) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent unintended dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan. The determination of the Committee as to the foregoing adjustments, if any, shall be conclusive and binding on Participants under the Plan.

     16.3 AWARDS PREVIOUSLY GRANTED. Notwithstanding any other provision of the Plan to the contrary, no termination, amendment, suspension, or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Participant holding such Award.

ARTICLE 17.  WITHHOLDING

     17.1 TAX WITHHOLDING. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, the minimum statutory amount to satisfy federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Plan.

     17.2 SHARE WITHHOLDING. With respect to withholding required upon the exercise of Options or SARs, upon the lapse of restrictions on Restricted Stock and Restricted Stock Units, or upon any other taxable event arising as a result of Awards granted hereunder, Participants may elect, except to the extent provided by the Committee, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the minimum statutory total tax that could be imposed on the transaction. All such elections shall be irrevocable, made in writing, and signed by the Participant, and shall be subject to any restrictions or limitations that the Committee, in its sole discretion, deems appropriate.

ARTICLE 18.  INDEMNIFICATION

     Each person who is or shall have been a member of the Committee, or of the Board, or an officer of the Company to whom authority was delegated in accordance with Article 3 shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company's approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf, unless such loss, cost, liability, or expense is a result of his or her own willful misconduct or except as expressly provided by statute.

     The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

ARTICLE 19.  SUCCESSORS

     All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

ARTICLE 20.  GENERAL PROVISIONS

     20.1 FORFEITURE EVENTS. The Committee may specify in an Award Agreement that the Participant's rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events shall include, but shall not be limited to, termination of employment for Cause, violation of material Company, Subsidiary, or Affiliate policies, breach of noncompetition, confidentiality, or other restrictive covenants that may apply to the Participant, or other conduct by the Participant that is detrimental to the business or reputation of the Company, its Affiliates, and/or its Subsidiaries.

     20.2 LEGEND. The Committee may require each person receiving Shares pursuant to an Award under this Plan to represent to and agree with the Company in writing that the Participant is acquiring the Shares without a view to distribution thereof. In addition to any legend required by this Plan, the certificates for such Shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer of such Shares.

     20.3 GENDER AND NUMBER. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

     20.4 SEVERABILITY. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

     20.5 REQUIREMENTS OF LAW. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required. The Company shall receive the consideration required by law for the issuance of Awards under the Plan.

     20.6 SECURITIES LAW COMPLIANCE. With respect to Insiders, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successor under the Exchange Act. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

     20.7 LISTING. The Company may use reasonable endeavors to register Shares allotted pursuant to the exercise of an Award with the United States Securities and Exchange Commission or to effect compliance with the registration, qualification, and listing requirements of any national securities laws, stock exchange, or automated quotation system.

     20.8 DELIVERY OF TITLE. The Company shall have no obligation to issue or deliver evidence of title for Shares issued under the Plan prior to:

        (a) Obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and

        (b) Completion of any registration or other qualification of the Shares under any applicable national or foreign law or ruling of any governmental body that the Company determines to be necessary or advisable.

     20.9 INABILITY TO OBTAIN AUTHORITY. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

     20.10 INVESTMENT REPRESENTATIONS. As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

     20.11 EMPLOYEES BASED OUTSIDE OF THE UNITED STATES. Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which the Company, its Affiliates, and/or its Subsidiaries operate or have Employees or Directors, the Committee, in their sole discretion, shall have the power and authority to:

        (a) Determine which Affiliates and Subsidiaries shall be covered by the Plan;

        (b) Determine which Employees or Directors outside the United States are eligible to participate in the Plan;

        (c) Modify the terms and conditions of any Award granted to Employees or Directors outside the United States to comply with applicable foreign laws;

        (d) Establish subplans and modify exercise procedures and other terms and procedures to the extent such actions may be necessary or advisable. Any subplans and modifications to Plan terms and procedures established under this Section 20.11 by the Committee shall be attached to this Plan document as appendices; and

        (e) Take any action, before or after an Award is made, that it deems advisable to obtain approval or comply with any necessary local government regulatory exemptions or approvals.

     20.12 UNCERTIFICATED SHARES. To the extent that the Plan provides for issuance of certificates to reflect the transfer of Shares, the transfer of such Shares may be effected on a noncertificated basis, to the extent not prohibited by applicable law or the rules of any stock exchange.

     20.13 UNFUNDED PLAN. Participants shall have no right, title, or interest whatsoever in or to any investments that the Company may make to aid it in meeting its obligations under the Plan. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any Participant, beneficiary, legal representative, or any other person. To the extent that any person acquires a right to receive payments from the Company under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company. All payments to be made hereunder shall be paid from the general funds of the Company and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in the Plan.

     The Plan is not intended to be subject to ERISA.

     20.14 NO FRACTIONAL SHARES. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, or Awards, or other property shall be issued or paid in lieu of fractional Shares or whether such fractional Shares or any rights thereto shall be forfeited or otherwise eliminated.

     20.15 GOVERNING LAW. The Plan and each Award Agreement shall be governed by the laws of the state of Illinois, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the Plan to the substantive law of another jurisdiction. Unless otherwise provided in the Award Agreement, recipients of an Award under the Plan are deemed to submit to the exclusive jurisdiction and venue of the federal or state courts of Illinois to resolve any and all issues that may arise out of or relate to the Plan or any related Award Agreement.

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

PACTIV CORPORATION
1900 WEST FIELD COURT
LAKE FOREST, ILLINOIS 60045
(847) 482-2000                        [PACTIV ADVANCED PACKAGING SOLUTIONS LOGO]

                                                                   April 2, 2002

Dear Benefit Plan Participant:

     The Annual Meeting of Shareholders of Pactiv Corporation is scheduled to be held at the Renaissance North Shore Hotel, 933 Skokie Boulevard, Northbrook, Illinois 60062, at 10:30 a.m. local time on Friday, May 17, 2002. A copy of the notice and proxy statement, which is being sent to all registered shareholders in connection with the Annual Meeting, is enclosed for your information.

     Also enclosed with this letter is a form of proxy card, which designates the number of shares held in your benefit plan account. By executing this proxy card you instruct the benefit plan trustee (the "Trustee") how to vote the shares (eligible to vote) of Pactiv Corporation stock held in your account. The Trustee will vote all shares eligible to be voted by benefit plan participants in accordance with their respective instructions.

     If you return your form of proxy executed but without furnishing voting instructions, the eligible shares in your account will be voted by the Trustee, as holder of record of the shares in your account, FOR the election of the nominees for Directors named in the Proxy Statement, FOR the ratification of the appointment of Ernst & Young LLP as the Company's independent public accountants for the year 2002, FOR the approval of the Pactiv Corporation 2002 Incentive Compensation Plan, and as recommended by Management on all other matters to be considered at the Annual Meeting.

     You can also vote using our telephonic or Internet voting procedures, as described on the enclosed proxy card.

     If you do not return your executed form of proxy to the Trustee or vote using our telephonic or Internet voting procedures, then your shares cannot be used to establish a quorum for the Annual Meeting or be voted by the Trustee.

     Your vote is important. Please vote using our telephonic or Internet voting procedures or send your executed form of proxy card with your voting instructions at your earliest opportunity, but no later than May 14, 2002, so that it will reach the Transfer Agent in time to be counted and voted. For your convenience, a return envelope is enclosed.

                                                YOUR BENEFITS COMMITTEE
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                                                                                                           VOTE BY TELEPHONE
                                                                                                 -----------------------------------
                                                                                                 Have your proxy card available when
                                                                                                 you call the Toll-Free number
                                                                                                 1-800-542-1160 using a Touch-Tone
                                                                                                 phone. You will be prompted to
                                                                                                 enter your control number and then
                                                                                                 can follow the simple prompts that
                                                                                                 will be presented to you to record
                                                                                                 your vote.
                                                                                                 -----------------------------------
                                                                                                           VOTE BY INTERNET
                                                                                                 -----------------------------------
                                                                                                 Have your proxy card available when
                                                                                                 you access the website
                                                                                                 http://www.votefast.com. You will
                                                                                                 be prompted to enter your control
                                                                                                 number and then you can follow the
                                                                                                 simple prompts that will be
                                                                                                 presented to you to record your
                                                                                                 vote.
                                                                                                 -----------------------------------
                                                                                                             VOTE BY MAIL
                                                                                                 -----------------------------------
                                                                                                 Please mark, sign and date your
                                                                                                 proxy card and return it in the
                                                                                                 postage-paid envelope provided or
                                                                                                 return it to: Stock Transfer Dept.
                                                                                                 (PC), National City Bank, P.O. Box
                                                                                                 92301, Cleveland, OH 44193-0900.


VOTE BY TELEPHONE                                         VOTE BY INTERNET                                       VOTE BY MAIL
Call TOLL-FREE using a                                 Access the WEBSITE and                                 Return your proxy
 Touch-Tone phone:                                        cast your vote:                                     in the POSTAGE-PAID
  1-800-542-1160                                       http://www.votefast.com                                envelope provided


                                                VOTE 24 HOURS A DAY, 7 DAYS A WEEK!
                            YOUR TELEPHONE OR INTERNET VOTE MUST BE RECEIVED BY 11:59 P.M. EASTERN TIME
                                  ON THURSDAY, MAY 16, 2002 TO BE COUNTED IN THE FINAL TABULATION.
                            IF YOU VOTE BY TELEPHONE OR INTERNET, PLEASE DO NOT SEND YOUR PROXY BY MAIL.


                        --------------------------------------------------------
                        YOUR CONTROL NUMBER IS:
                        --------------------------------------------------------

                                               PROXY MUST BE SIGNED AND DATED BELOW.
                                   - PLEASE FOLD AND DETACH CARD AT PERFORATION BEFORE MAILING. -

------------------------------------------------------------------------------------------------------------------------------------
PACTIV CORPORATION                                                                                                             PROXY
------------------------------------------------------------------------------------------------------------------------------------
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF SHAREHOLDERS ON MAY 17, 2002.

The undersigned does hereby appoint Richard L. Wambold, Roger B. Porter and Karl A. Stewart, and any of them, with full power of substitution, as Proxies to vote, as directed on the reverse side of this card, or, if not so directed, in accordance with the Board of Directors' recommendations, all shares of Pactiv Corporation held of record by the undersigned at the close of business on
March 20, 2002, and entitled to vote at the Annual Meeting of Shareholders of Pactiv Corporation to be held at 10:30 a.m., May 17,
2002, at the Renaissance Chicago North Shore Hotel, 933 Skokie Blvd., Northbrook, Illinois 60062, or at any adjournment thereof, and to vote, in their discretion, upon such other matters as may properly come before the Annual Meeting.

UNLESS OTHERWISE INDICATED, THE PROXIES ARE INSTRUCTED TO VOTE FOR (1) THE ELECTION OF THE NOMINEES LISTED ON THE OPPOSITE SIDE OF
THIS CARD AS DIRECTORS, (2) THE RATIFICATION OF ERNST & YOUNG LLP AS INDEPENDENT PUBLIC ACCOUNTANTS FOR 2002, AND (3) THE APPROVAL
OF THE PACTIV CORPORATION 2002 INCENTIVE COMPENSATION PLAN. THE SIGNER HEREBY REVOKES ALL PROXIES HERETOFORE GIVEN BY THE SIGNER TO
VOTE AT SAID MEETING OR ANY ADJOURNMENTS THEREOF.

                                                                                ----------------------------------------------------
                                                                                Signature


                                                                                ----------------------------------------------------
                                                                                Signature


                                                                                Date:                                         , 2002
                                                                                     -----------------------------------------

                                                                                INSTRUCTIONS: Please sign exactly as shown hereon.
                                                                                Joint owners should each sign. When signing as a
                                                                                fiduciary, attorney, executor, administrator,
                                                                                trustee or guardian, or on behalf of a corporation,
                                                                                bank, trust company, or other similar entity, your
                                                                                title or capacity should be shown.

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                                                      YOUR VOTE IS IMPORTANT!

If you do not vote by telephone or Internet, please sign and date this proxy card and return it promptly in the enclosed postage-paid envelope so your shares may be represented at the Meeting.

                                        PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.
                                   - PLEASE FOLD AND DETACH CARD AT PERFORATION BEFORE MAILING. -

------------------------------------------------------------------------------------------------------------------------------------
PACTIV CORPORATION                                                                                                             PROXY
------------------------------------------------------------------------------------------------------------------------------------
Please indicate how you wish your shares to be voted. Unless otherwise indicated, the proxies will vote "FOR" all proposals.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" ALL PROPOSALS.

1. ELECTION OF DIRECTORS
   Nominees:

       [ ]   FOR all nominees listed above.                 [ ]   WITHHOLD AUTHORITY
             (except as listed to the contrary below)             to vote for all nominees listed above.

       To withhold authority to vote for any individual nominee, write that nominee's name or number below:



       ----------------------------------------------------------------------------------------------------


2. RATIFY THE SELECTION OF ERNST & YOUNG LLP AS INDEPENDENT PUBLIC ACCOUNTANTS

     [ ] FOR                           [ ] AGAINST                                [ ] ABSTAIN

3. APPROVE THE PACTIV CORPORATION 2002 INCENTIVE COMPENSATION PLAN

     [ ] FOR                           [ ] AGAINST                                [ ] ABSTAIN


                                          (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)

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                                                                                                 -----------------------------------
                                                                                                        VOTE BY TELEPHONE
                                                                                                 -----------------------------------
                                                                                                 Have this form available when you
                                                                                                 call the TOLL-FREE NUMBER
                                                                                                 1-800-542-1169 using a Touch-Tone
                                                                                                 phone. You will be prompted to
                                                                                                 enter your control number and then
                                                                                                 can follow the simple prompts that
                                                                                                 will be presented to you to record
                                                                                                 your vote.
                                                                                                 -----------------------------------
                                                                                                        VOTE BY INTERNET
                                                                                                 -----------------------------------
                                                                                                 Have this form available when you
                                                                                                 access the website
                                                                                                 http://www.votefast.com. You will
                                                                                                 be prompted to enter your control
                                                                                                 number and then you can follow the
                                                                                                 simple prompts that will be
                                                                                                 presented to you to record your
                                                                                                 vote.
                                                                                                 -----------------------------------
                                                                                                          VOTE BY MAIL
                                                                                                 -----------------------------------
                                                                                                 Please mark, sign and date your
                                                                                                 voting instruction card and return
                                                                                                 it in the POSTAGE-PAID ENVELOPE
                                                                                                 provided or return it to: Stock
                                                                                                 Transfer Dept. (PC), National City
                                                                                                 Bank, P.O. Box 92301, Cleveland, OH
                                                                                                 44193-0900.



  VOTE BY TELEPHONE                                 VOTE BY INTERNET                                         VOTE BY MAIL
Call TOLL-FREE using a                           Access the WEBSITE and                              Return your voting instruction
  Touch-Tone phone:                                 cast your vote:                                     card in the POSTAGE-PAID
   1-800-542-1160                                http://www.votefast.com                                   envelope provided.


                                                Vote 24 hours a day, 7 days a week!

                            Your telephone or Internet vote must be received by 11:59 p.m. eastern time on Tuesday, May 14, 2002 to be counted in the final tabulation.
                     If you vote by telephone or Internet, please do not send your voting instruction by mail.

                        -------------------------------------------------------
                        YOUR CONTROL NUMBER IS:
                        -------------------------------------------------------

                                               PROXY MUST BE SIGNED AND DATED BELOW.
                                   - PLEASE FOLD AND DETACH CARD AT PERFORATION BEFORE MAILING. -

------------------------------------------------------------------------------------------------------------------------------------
PACTIV CORPORATION                                                                                  CONFIDENTIAL VOTING INSTRUCTIONS
------------------------------------------------------------------------------------------------------------------------------------
THIS VOTING INSTRUCTION CARD IS SENT TO YOU IN CONNECTION WITH THE SOLICITATION OF PROXIES BY THE BOARD OF DIRECTORS OF PACTIV
CORPORATION. Please complete this form on the reverse side, sign your name exactly as it appears below, and return it in the enclosed envelope.

As a participant in the Pactiv Corporation 401(k) Savings & Investment Salaried Plan (the "Plan") or the Pactiv Corporation 401(k)
Savings and Investment Hourly Plan (the "Plan"), I hereby direct Fidelity Management Trust Company, as Trustee for the Plan, to vote all shares of Common Stock of Pactiv Corporation represented by my proportionate interest in the Trust at the Annual Meeting of
Shareholders of the Company to be held on May 17, 2002, and at all adjournments thereof, upon the matters set forth on the reverse side hereof and upon such other matters as may properly come before the Annual Meeting.

ONLY THE TRUSTEE CAN VOTE YOUR SHARES. YOUR SHARES CANNOT BE VOTED IN PERSON AT THE ANNUAL MEETING. HOW YOU VOTE THESE SHARES IS
CONFIDENTIAL. THE TRUSTEE WILL NOT DISCLOSE HOW YOU HAVE INSTRUCTED THE TRUSTEE TO VOTE.


                                                                                ----------------------------------------------------
                                                                                Sign here as name appears to the left.



                                                                                Date:                                         , 2002
                                                                                     ----------------------------------------

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                                                      YOUR VOTE IS IMPORTANT!

If you do not vote by telephone or Internet, please sign and date this voting instruction card and return it promptly in the enclosed postage-paid envelope so your shares may be represented at the Meeting.


                                  VOTING INSTRUCTION MUST BE SIGNED AND DATED ON THE REVERSE SIDE.
                                   - PLEASE FOLD AND DETACH CARD AT PERFORATION BEFORE MAILING. -
------------------------------------------------------------------------------------------------------------------------------------
PACTIV CORPORATION                                                                                  CONFIDENTIAL VOTING INSTRUCTIONS
------------------------------------------------------------------------------------------------------------------------------------

The Trustee is directed to vote as specified below. IF NO DIRECTION IS MADE, YOUR SHARES WILL BE VOTED FOR THE ELECTION OF THE
NOMINEES FOR DIRECTORS AND FOR PROPOSALS 2 AND 3. If the Trustee does not receive your voting instructions by May 14, 2002, either by telephone, Internet, or receipt of a signed voting instruction card, the shares credited to your account will not be represented at the Annual Meeting. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" ALL PROPOSALS.

1. ELECTION OF DIRECTORS
   Nominees:
       (01)  Larry D. Brady     (02)  Robert J. Darnall     (03)  Mary R. (Nina) Henderson     (04)  Roger B. Porter
       (05)  Paul T. Stecko     (06)  Richard L. Wambold    (07)  Norman H. Wesley

       [ ]   FOR all nominees listed above.                 [ ]   WITHHOLD AUTHORITY
             (except as listed to the contrary below)             to vote for all nominees listed above.

       To withhold authority to vote for any individual nominee, write that nominee's name or number below:



       ----------------------------------------------------------------------------------------------------


2. RATIFY THE SELECTION OF ERNST & YOUNG LLP AS INDEPENDENT PUBLIC ACCOUNTANTS

     [ ] FOR                           [ ] AGAINST                                [ ] ABSTAIN

3. APPROVE THE PACTIV CORPORATION 2002 INCENTIVE COMPENSATION PLAN

     [ ] FOR                           [ ] AGAINST                                [ ] ABSTAIN


                                          (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)

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